                                                                  Exhibit 10.96

                      NOTE AND COLLATERAL AGENCY AGREEMENT

                       dated as of October 27, 1997, among

                          CORNERSTONE PROPERTIES INC.,

                    certain of its SUBSIDIARIES party hereto,

                            the LENDERS party hereto,

                                       and

                   STICHTING PENSIOENFONDS VOOR DE GEZONDHEID,
               GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN ("PGGM"),
                             as Administrative Agent


The parties hereto agree as follows:

                                 ARTICLE  I.

                                  Definitions

            SECTION 1.1 Defined Terms. As used in this Note and Collateral Agency Agreement as amended, supplemented or modified hereafter (the "Agreement"), the following terms have the meanings specified below:

            "Administrative Agent" means Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen, in its capacity as administrative agent for the Lenders hereunder.

            "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. With respect to natural persons, all individuals related by blood, marriage or adoption shall be deemed to be an Affiliate of such natural person. For purposes of this Agreement, the Administrative Agent and the Lenders shall not be Affiliates of the Borrower or any of Borrower's Subsidiaries.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 8.5), and accepted by the Administrative Agent.

            "Board of Directors" means the board of directors of Borrower or any committee of that board duly authorized to act hereunder.
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                                      2

            "Borrower" means Cornerstone Properties Inc., a Nevada corporation.

            "Bryce Security Documents" shall mean that certain Deed of Trust and Security Agreement dated as of the date hereof executed by Bryce Mountain, Inc. in favor of Administrative Agent, that certain Assignment of Lessor's Interest in Leases dated as of the date hereof executed by Bryce Mountain, Inc. in favor of Administrative Agent, that certain Environmental Indemnification Agreement dated as of the date hereof executed by Bryce Mountain, Inc. in favor of Administrative Agent, that certain Stock Pledge Agreement (Bryce Mountain, Inc.) dated as of the date hereof executed by Borrower in favor of Administrative Agent and any other document, instrument or agreement securing or otherwise evidencing the obligations in respect of the Guaranty including UCC financing statements.

            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

            "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "Charlotte Office Security Documents" shall mean that certain Deed of Trust and Security Agreement dated as of the date hereof executed by Charlotte Office Tower Associates in favor of Administrative Agent, that certain Assignment of Lessor's Interest in Leases dated as of the date hereof executed by Charlotte Office Tower Associates in favor of Administrative Agent, that certain Environmental Indemnification Agreement dated as of the date hereof executed by Charlotte Office Tower Associates in favor of Administrative Agent, that certain Stock Pledge Agreement (Charlotte Plaza Properties, Inc.) dated as of the date hereof executed by Borrower in favor of Administrative Agent, that certain Stock Pledge Agreement (Balsam Mountain, Inc.) dated as of the date hereof executed by Borrower in favor of Administrative Agent, that certain Assignment and Security Agreement (Charlotte Office Tower Associates) dated as of the date hereof executed by Charlotte Plaza Properties, Inc. in favor of Administrative Agent, and that certain Assignment and Security Agreement (Charlotte Office Tower Associates) dated as of the date hereof executed by Balsam Mountain, Inc. in favor of Administrative Agent and any other document, instrument or agreement securing or otherwise evidencing the obligations in respect of the Guaranty including UCC financing statements.

            "Collateral" means all property and assets, now existing or hereafter acquired, and all cash and non-cash proceeds thereof, in respect of which any Lien in favor of Lenders is granted or created under the terms of any of the Collateral Agreements.
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                                      3

            "Collateral Agreements" means, collectively, the Note A Collateral Agreements, the Note B Collateral Agreements, the Note C Collateral Agreements, the Note D Collateral Agreements and the Note E Collateral Agreements.

            "Collateral Note Documents" shall mean that certain Collateral Assignment of Mortgage and Other Documents (Market Square) dated as of the date hereof executed by Borrower in favor of Administrative Agent and that certain Collateral Assignment of Note dated as of the date hereof executed by Borrower in favor of Administrative Agent.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

            "Dearborn Security Documents" shall mean that certain Mortgage and Security Agreement dated as of the date hereof executed by Dearborn Interests in favor of Administrative Agent, that certain Assignment of Lessor's Interest in Leases dated as of the date hereof executed by Dearborn Interests in favor of Administrative Agent, that certain Environmental Indemnification Agreement dated as of the date hereof executed by Dearborn Interests in favor of Administrative Agent; that certain Stock Pledge Agreement (DIHC Marble Place Properties, Inc.) dated as of the date hereof executed by Borrower in favor of Administrative Agent; that certain Stock Pledge Agreement (DIHC Dearborn Properties, Inc.) dated as of the date hereof executed by Borrower in favor of Administrative Agent; that certain Assignment and Security Agreement (DIHC Dearborn Venture) dated as of the date hereof executed by DIHC Marble Place Properties, Inc, in favor of Administrative Agent; that certain Assignment and Security Agreement (DIHC Dearborn Venture) dated as of the date hereof executed by DIHC Dearborn Properties, Inc. in favor of Administrative Agent; that certain Assignment of Security Agreement (Dearborn Interests) dated as of the date hereof executed by DIHC Dearborn Properties, Inc. in favor of Administrative Agent; that certain Assignment and Security Agreement (Dearborn Interests) dated as of the date hereof executed by DIHC Dearborn Venture in favor of Administrative Agent; instrument or agreement securing or otherwise evidencing the obligations in respect of the Guaranty, including UCC financing statements.

            "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "Default Rate" shall have the meaning set forth in Section 2.2(c) of this Agreement.
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                                      4

            "Dollars" or "$" refers to lawful money of the United States of America.

            "Environmental Laws" shall mean (1) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. Section 9601 ("CERCLA"),
(2) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A. Section 6901, (3) the Clean Air Act, 42 U.S.C.A. Section 7401, (4) the Federal Water Pollution Control Act of 1977, 33 U.S.C.A. Section 1251, (5) the Toxic Substances Control Act, 15 U.S.C.A. 2601, (6) all other laws, rules, regulations and ordinances relating to air pollution, water pollution, and/or the handling, discharge, existence, disposal or recovery of on-site or off-site hazardous, toxic waste, substances or materials, as each of the foregoing may be amended from time to time, and (7) the rules, regulations, and ordinances, court or administrative order of decree or private agreement or interpretation relating to the use, manufacture, distribution, labeling, handling, collection, storage, treatment or disposal of any Hazardous Materials of (A) the city, county and state in which Borrower has disposed of Hazardous Materials, (B) the Environmental Protection Agency and (C) all other applicable federal, state, regional and local agencies and bureaus, whether now or hereafter in existence.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute, and the regulations promulgated and the rulings issued thereunder.

            "Event of Default" has the meaning assigned to it in Article VI of this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located and
(c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with Section 2.6(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower or any Guarantor with respect to such withholding tax pursuant to Section 2.6(a).

            "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.
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                                      5

            "Financial Statements" has the meaning ascribed to it in Section 4.1 of this Agreement.

            "Foreign Lender" means any Lender that is organized under the laws of the jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "GAAP" shall mean generally accepted accounting principles in the United States of America, consistently applied, that are in effect from time to time.

            "Governmental Authority" means the government of the United States of America, any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to the government of the United States of America or any political subdivision thereof.

            "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary borrower") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner or such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement, condition or liquidity of the primary borrower so as to enable the primary borrower to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

            "Guaranty" means, collectively and, as amended, supplemented or modified from time to time, (i) that certain Guaranty dated as of the date hereof executed by certain of the Guarantors in favor of Administrative Agent for the benefit of the Lenders (the "Recourse Guaranty"), (ii) that certain Non-Recourse Guaranty dated as of the date hereof executed by certain of the Guarantors in favor of Administrative Agent for the benefit of the Lenders and
(iii) that certain Guaranty dated as of the date hereof executed by Cornerstone Properties Inc. in favor of the Administrative Agent for the benefit of the Lenders (the "Cornerstone Guaranty").
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                                      6

            "Guarantor" means, collectively, the Note A Guarantors, the Note B Guarantors, the Note C Guarantors, the Note D Guarantors and the Note E Guarantors. The term Guarantor shall also include Madison Avenue in its capacity as the issuer of Note D.

            "Hazardous Materials" means any hazardous substance, toxic substance or hazardous waste, the generation, handling, storage, treatment or disposal of which is regulated by any local or state Governmental Authority in any jurisdiction in which Borrower has owned, leased or operated real estate or disposed of hazardous materials, or by the United States Government, including any material or substance which is (1) defined as a "hazardous waste," "hazardous substance," "extremely hazardous waste," or "restricted hazardous waste" or other similar term or phrase under any such law, (2) petroleum, radioactive materials, asbestos, radon and lead contaminated materials, (3) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, 33 U.S.C.A. 1251 (33 U.S.C.A. 1321), (4) designated as a toxic substance pursuant to the Toxic Substances Control Act, 15 U.S.C.A. 2601, (5) listed pursuant to Section 307 of the Federal Water Pollution Control Act (33 U.S.C.A. 1317), (6) de fined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C.A. 6901 (42 U.S.C.A. 6903), or (7) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.A. 9601 (42 U.S.C.A. 9601).

            "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

            "Indemnified Taxes" means Taxes other than Excluded Taxes.
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                                      7

            "Lenders" means the holders of the Notes listed on Schedule 1.1 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

            "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, charge, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements affecting property. For the purposes of this Agreement, Borrower or a Guarantor shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, capitalized lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

            "Loan" means the loan made by the Lenders to the Borrower and CStone-527 Madison, Inc. pursuant to this Agreement in the aggregate principal amount of $250,000,000.

            "Loan Documents" means this Agreement, the Notes, the Guaranty and the Collateral Agreements.

            "Madison Avenue" means CStone-527 Madison, Inc., a Delaware corporation.

            "Madison Security Documents" shall mean that certain Amended and Restated Mortgage and Security Agreement dated as of the date hereof executed by Madison Avenue in favor of Administrative Agent, that certain Assignment of Lessor's Interest in Leases dated as of the date hereof executed by Madison Avenue in favor of Administrative Agent, that certain Environmental Indemnification Agreement dated as of the date hereof executed by Madison Avenue in favor of Administrative Agent, that certain Stock Pledge Agreement (CStone-527 Madison Inc.) dated as of the date hereof (the "Additional New York Mortgage") executed by Borrower in favor of Administrative Agent, that certain Mortgage and Security Agreement dated as of the date hereof executed by Madison Avenue in favor of Administrative Agent and any other document, instrument or agreement securing or otherwise evidencing the obligations in respect of Note D including UCC financing statements.

            "Maturity Date" shall mean (a) October __, 2000 with respect to Note A and Note B; (b) October __, 2004 with respect to Note C and Note D, and (c) October __, 2007 with respect to Note E.

            "Note A" means that certain Deferred Purchase Price Note (Note A) dated as of the date hereof and executed by the Borrower in the original principal amount of $55,000,000 and
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                                      8

any replacements or substitutions therefor, each as amended, supplemented or modified from time to time.

            "Note B" means that certain Deferred Purchase Price Note (Note B) dated as of the date hereof and executed by the Borrower in the original principal amount of $10,000,000 and any replacements or substitutions therefor, each as amended, supplemented or modified from time to time.

            "Note C" means that certain Deferred Purchase Price Note (Note C) dated as of the date hereof and executed by the Borrower in the original principal amount of $30,000,000 and any replacements or substitutions therefor, each as amended, supplemented or modified from time to time.

            "Note D" means that certain Deferred Purchase Price Note (Note D) dated as of the date hereof and executed by Madison Avenue in the original principal amount of $35,000,000 and any replacements or substitutions therefor, each as amended, supplemented or modified from time to time.

            "Note E" means that certain Deferred Purchase Price Note (Note E) dated as of the date hereof and executed by the Borrower in the original principal amount of $120,000,000 and any replacements or substitutions therefor, each as amended, supplemented or modified from time to time.

            "Note A Collateral Agreements" means the Bryce Security Documents and the Charlotte Office Security Documents.

            "Note B Collateral Agreements" means the Dearborn Security
Documents.

            "Note C Collateral Agreements" means the Oakbrook Security
Documents.

            "Note D Collateral Agreements" means the Madison Security Documents.

            "Note E Collateral Agreements" means the Properties Security Documents and the Collateral Note Documents.

            "Note A Guarantors" means, collectively, Charlotte Office Tower Associates, Charlotte Plaza Properties, Inc., Balsam Mountain, Inc. and Bryce Mountain, Inc.

            "Note B Guarantors" means, collectively, Dearborn Interests, DIHC Dearborn Venture, DIHC Marble Place Properties, Inc. and DIHC Dearborn Properties, Inc.

            "Note C Guarantor" means, CStone-Oakbrook, Inc.
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                                      9

            "Note D Guarantors" means CStone-527 Madison, Inc.

            "Note E Guarantors" means, collectively, DIHC of Georgia, Inc. and DIHC Properties I, Inc.

            "Notes" means, collectively, Note A, Note B, Note C, Note D and Note E.

            "Oakbrook Security Documents" shall mean that certain Deed of Trust and Security Agreement dated as of the date hereof executed by CStone-Oakbrook, Inc. in favor of Administrative Agent, that certain Assignment of Lessor's Interest in Leases dated as of the date hereof executed by CStone-Oakbrook, Inc. in favor of Administrative Agent, that certain Environmental Indemnification Agreement dated as of the date hereof executed by CStone-Oakbrook, Inc. in favor of Administrative Agent and that certain Stock Pledge Agreement (CStone-Oakbrook, Inc.) dated as of the dated hereof executed by Borrower in favor of Administrative Agent and any other document, instrument or agreement securing or otherwise evidencing the obligations in respect of the Guaranty, including UCC financing statements.

            "Other Taxes" means any and all present or future stamp or documentary Taxes or any other excise or property Taxes arising from any payment made hereunder or from the execution, delivery, or enforcement of, or otherwise with respect to, this Agreement.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Properties Security Documents" shall mean that certain Deed to Secure Debt and Security Agreement dated as of the date hereof executed by DIHC Properties I, Inc. in favor of Administrative Agent, that certain Assignment of Lessor's Interest in Leases dated as of the date hereof executed by DIHC Properties I, Inc. in favor of Administrative Agent, that certain Environmental Indemnification Agreement dated as of the date hereof executed by DIHC Properties I, Inc. in favor of Administrative Agent and that certain Stock Pledge Agreement (DIHC Properties I, Inc.) dated as of the dated hereof executed by DIHC of Georgia, Inc. in favor of Administrative Agent and any other document, instrument or agreement securing or otherwise evidencing the obligations in respect of the Guaranty, including UCC financing statements.

            "Register" has the meaning set forth in Section 8.5.
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                                      10

            "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Required Filing Date" has the meaning ascribed to it in Section 4.1 of this Agreement.

            "Required Lenders" shall mean Lenders holding a majority in outstanding principal amount of Note A, plus Lenders holding a majority in outstanding principal amount of Note B, plus a Lenders holding a majority in principal amount of Note C, plus Lenders holding a majority in principal amount of Note D, plus Lenders holding a majority in outstanding principal amount of Note E. For purposes of calculating Required Lenders, the principal amount of any portion of the Notes held by Borrower or any Affiliate of Borrower shall be excluded in determining whether Lenders holding a majority of the outstanding principal amount of that Note consent to an action; provided, however, in the event that Borrower or an Affiliate of Borrower owns 100% of a Note (for example, where Borrower is the holder of the full principal amount of Note A), the foregoing provision shall be inapplicable with respect to a determination as to whether the holders of that Note consent to an action.

            "Securities" has the meaning set forth in Section 2(1) of the Securities Act of 1933, as amended.

            "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

            "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Transactions" means the execution, delivery and performance by the Borrower and the Guarantors of this Agreement and the other Loan Documents, the borrowing of Loans, and the use of the proceeds thereof.

            SECTION 1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require,
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                                      11

any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 1.3 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                 ARTICLE  II.

                                   The Loan

            SECTION 2.1 Loan. Upon the terms and subject to the conditions hereof and the other Loan Documents, Lenders agree to make the Loan to Borrower and Madison Avenue in accordance with this Agreement.

            SECTION 2.2 The Notes. The borrowings hereunder shall be evidenced by the Notes in the form attached hereto as Schedule 2.2.

            (a) Repayment of Notes. The Borrower and Madison Avenue hereby unconditionally promise to pay to each Lender directly, in federal funds or other funds
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                                      12

immediately available, the then unpaid principal amount of each Note issued by it and held by such Lender on the Maturity Date of such Note to pay all other sums as when such amounts become due under the terms of such Notes.

            (b) Limitation on Interest. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Note, together with all fees, charges and other amounts which are treated as interest on such Note under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Note in accordance with applicable law, the rate of interest payable in respect of such Note hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Note but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Notes or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

            (c) Late Charges; Default Rate. In the event any payment due under the Notes is not paid within five (5) business days following the due date for such payment, Borrower, or Madison Avenue in the case of Note D, shall pay to the holder of such Note a late charge for the month during which such payment is not made when due, and for each month or fraction thereof that such sum remains unpaid, equal to five percent (5%) of such payment. In addition, in the event Borrower, or Madison Avenue in the case of Note D, fails to pay any installment of principal and interest on the date due, the unpaid amount shall accrue interest at the Default Rate until paid. "Default Rate" shall be the higher of
(a) 3% above the nondefault interest rate set forth in each Note or (b) 3% above the Prime Rate.

            (d) Prepayment. The indebtedness evidenced by any Note (or any portion of a Note) may not be prepaid, either in whole or in part, without the express written consent of the Lender holding that Note; provided, however, the Borrower or Madison Avenue in the case of Note D may prepay the indebtedness evidenced by any Note without penalty on or after the date which is sixty (60) days prior to the Maturity Date of such Note.

            SECTION 2.3 The Guaranty. The indebtedness evidenced by the Notes shall be guaranteed by each Guarantor pursuant to the terms of the Guaranty in the forms attached hereto as Schedule 2.3. In addition, Borrower shall guarantee the indebtedness evidenced by Note D pursuant to the terms of the Cornerstone Guaranty in the form attached hereto as Schedule 2.3A. Borrower shall, and shall cause each Guarantor to, execute and deliver the Guaranty to the Administrative Agent and to abide by and to fully perform the obligations contained therein.

            SECTION 2.4 The Collateral Agreements. (a) The indebtedness and obligations evidenced by the Guaranty and the Notes shall be secured by the Collateral Agreements. Borrower shall cause Charlotte Office Tower Associates, Balsam Mountain, Inc. and Charlotte Plaza Properties, Inc. to execute and deliver the Charlotte Office Security Documents and to abide by and to perform fully the obligations contained therein. Borrower shall cause Bryce Mountain to execute and deliver the Bryce Security Documents and to abide by and to perform fully the obligations contained therein. Borrower shall cause DIHC Properties I, Inc. and DIHC of Georgia, Inc. to execute and deliver the Properties Security Documents and to abide by and to perform fully the obligations contained therein. Borrower shall cause DIHC Dearborn Venture, Dearborn Interests, DIHC Marble Place Properties, Inc. and DIHC Dearborn Properties, Inc. to execute and deliver the Dearborn Security Documents and to abide by and perform fully the obligations contained therein. Borrower shall cause CStone-Oakbrook, Inc. to execute and deliver the Oakbrook Security Documents and to abide by and to perform fully the obligations contained therein. Borrower shall cause CStone-527 Madison, Inc. to execute and deliver the Madison Security Documents and to abide by and to perform fully the obligations contained therein. Borrower shall execute and deliver the Collateral Note Documents and shall abide by and perform fully the obligations contained therein.

            (b) The Borrower and Madison Avenue acknowledge that Administrative Agent is holding an original, fully executed and acknowledged counterpart of the Additional New York Mortgage, which Additional New York Mortgage is not intended to be recorded at the time of the closing of the Transactions. The Borrower and Madison Avenue acknowledge and agree that Administrative Agent has the right, in its sole and absolute discretion, at any time from and after the date hereof to record and file the Additional New York Mortgage. The Lenders shall, ratably in accordance with the aggregate outstanding principal amount of their respective Notes, pay (or shall reimburse the Administrative Agent for) all costs and expenses (including payment of all applicable mortgage recording taxes, filing and recording charges and title charges and premiums relating thereto (the "Additional New York Mortgage Charges")) and neither Borrower nor Madison Avenue nor any other Guarantor shall be obligated or liable under any provision of the Loan Documents for the payment of the New York Mortgage Charges; provided, however, Madison Avenue agrees that it will be solely responsible for the payment of, and shall pay or reimburse the Administrative Agent and the Lenders for the payment of, any and all Additional New York Mortgage Charges incurred after the continuance of an Event of Default.

            SECTION 2.5 Termination of Guaranty and Collateral Agreements. Notwithstanding anything to the contrary contained herein, any and all liability or obligation of the Note A Guarantors under the Guaranty as well as the Note A Collateral Agreements shall terminate and be discharged in full upon payment and performance, in full, of Note A, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination and discharge, unless such Event of Default will be cured, or cease to exist, as a result of such termination or discharge; any and all liability or obligation of Note B Guarantors under the Guaranty as well as the Note B Collateral Agreements shall terminate and be discharged in full upon payment and performance, in full, of Note B, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination and discharge, unless such Event of Default will be cured, or cease to exist, as a result of such termination or discharge; and any and all liability or obligation of the Note C Guarantors under the Guaranty as well as the Note C Collateral Agreements shall terminate and be discharged in full upon payment and performance, in full, of Note C, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination and discharge, unless such Event of Default will be cured, or cease to exist, as a result of such termination or discharge; any and all liability or obligation of the Note D Guarantors or Borrower under the Guaranty as well as the Note D Collateral Agreements shall terminate and be discharged in full upon payment and performance, in full, of Note D, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination and discharge, unless such Event of Default will be cured, or cease to exist, as a result of such termination or discharge; and any and all liability or obligation of the Note E Guarantors under the Guaranty as well as the Note E Collateral Agreements shall terminate and be discharged in full upon payment and performance, in full, of Note E, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination and discharge, unless such Event of Default will be cured or cease to exist, as a result of such termination or discharge.

            SECTION  2.6  Taxes.

            (a) Any and all payments by or on account of any obligation of the Borrower, Madison Avenue or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or any Guarantor shall make such deductions and (iii) the Borrower or any Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrower or any Guarantor shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrower or any Guarantor shall indemnify each Lender within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental

Authority. A certificate as to the amount of such payment or liability delivered to the Borrower or any Guarantor by a Lender shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any Guarantor to a Governmental Authority, the Borrower or any Guarantor shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

            (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower or any Guarantor is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower, at the time or times prescribed by applicable law or reasonably requested by the Borrower or any Guarantor, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

            (f) Each Lender and the Administrative Agent shall reasonably cooperate with Borrower or any Guarantor (at the cost and expense of the Borrower) in challenging or contesting the imposition of any Tax which Borrower or Guarantor reasonably believes is not due.

            SECTION 2.7 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) The Borrower and Madison Avenue shall make each payment required to be made by it hereunder or any Note (whether of principal, interest, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off, deduction or counterclaim. Any amounts received after such time on any date may, in the discretion of the Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made directly to each Lender at its address specified in Schedule 1.1 hereto or at such other address as may be designated by such Lender from time to time by written notice at least five (5) Business Days prior to any payment date. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

            (b) (i) If any Lender or the Administrative Agent obtains any proceeds of the Collateral which is the subject of the Note A Collateral Agreements and which either the Administrative Agent or any Lender is entitled to apply to the Indebtedness evidenced by the

Notes, then such proceeds shall be applied first, to pay any costs or fees of the Administrative Agent in obtaining or realizing such proceeds, second, to reduce any costs or fees then due under Note A, applied ratably among the holders of Note A in accordance with the amounts of costs and fees then due to such holders, third, to pay accrued and unpaid interest due under Note A, applied ratably among the holders of Note A in accordance with the amounts of interest then due to such holders, and fourth, to pay principal then due under Note A, applied ratably among the holders of Note A in accordance with the amounts of principal then due to such holders.

            (ii) If any Lender or the Administrative Agent obtains any proceeds of the Collateral which is the subject of the Note B Collateral Agreements and which either the Administrative Agent or any Lender is entitled to apply to the indebtedness evidenced by the Notes, then such proceeds shall be applied first, to pay any costs or fees of the Administrative Agent in obtaining and realizing on any such proceeds, second, to reduce any costs or fees then due under Note B, applied ratably among the holders of Note B in accordance with the amounts of costs and fees then due to such holders, third, to pay accrued and unpaid interest due under Note B, applied ratably among the holders of Note B in accordance with the amounts of interest then due to such holders, and fourth, to pay principal then due under Note B, applied ratably among the holders of Note B in accordance with the amounts of principal then due to such holders.

            (iii) If any Lender or the Administrative Agent obtains any proceeds of the Collateral which is the subject of the Note C Collateral Agreements and which either the Administrative Agent or any Lender is entitled to apply to the indebtedness evidenced by the Notes, then such proceeds shall be applied first, to pay any costs or fees of the Administrative Agent in obtaining and realizing on any such proceeds, second, to reduce any costs or fees then due under Note C, applied ratably among the holders of Note C in accordance with the amounts of costs and fees then due to such holders, third, to pay accrued and unpaid interest due under Note A, applied ratably among the holders of Note C in accordance with the amounts of interest then due to such holders, and fourth, to pay principal then due under Note C, applied ratably among the holders of Note C in accordance with the amounts of principal then due to such holders.

            (iv) If any Lender or the Administrative Agent obtains any proceeds of the Collateral which is the subject of the Note D Collateral Agreements and which either the Administrative Agent or any Lender is entitled to apply to the indebtedness evidenced by the Notes, then such proceeds shall be applied first, to pay any costs or fees of the Administrative Agent in obtaining and realizing on any such proceeds, second, to reduce any costs or fees then due under Note D, applied ratably among the holders of Note D in accordance with the amounts of costs and fees then due to such holders, third, to pay accrued and unpaid interest due under Note D, applied ratably among the holders of Note D in accordance with the amounts of interest then due to such holders, and fourth, to pay principal then due under Note D, applied ratably among the holders of Note D in accordance with the amounts of principal then due to such holders.

            (v) If any Lender or the Administrative Agent obtains any proceeds of the Collateral which is the subject of the Note E Collateral Agreements and which either the Administrative Agent or any Lender is entitled to apply to the indebtedness evidenced by the Notes, then such proceeds shall be applied first, to pay any costs or fees of the Administrative Agent in obtaining and realizing on any such proceeds, second, to reduce any costs or fees then due under Note E, applied ratably among the holders of Note E in accordance with the amounts of costs and fees then due to such holders, third, to pay accrued and unpaid interest due under Note E, applied ratably among the holders of Note E in accordance with the amounts of interest then due to such holders, and fourth, to pay principal then due under Note E, applied ratably among the holders of Note E in accordance with the amounts of principal then due to such holders.

            (vi) After application in accordance with the preceding paragraphs of this Section 2.7(b), to the extent any proceeds remain, then such proceeds shall be applied first to the Administrative Agent to pay any costs or fees then due, second to reduce any costs or fees then due under the Notes, applied ratably among the holders of the Notes in accordance with the amount of costs and fees then due to such holders, third to pay accrued and unpaid interest due under the Notes, applied ratably among the holders of the Notes in accordance with the amount of interest then due to such holders and fourth, to pay principal then due under the Notes, applied ratably among the holders of the Notes in accordance with the amount of principal then due to such holders.

            (vii) After application in accordance with the preceding paragraphs of this Section 2.7(b), to the extent any proceeds remain, then such proceeds shall be delivered as the owner of such property shall direct (including to any creditor or such owner as directed under any agreement by such owner).

            (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due under the Notes, such funds shall be applied (i) first, to pay interest and fees then due under the Notes, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due under the Notes, ratably among the parties entitled thereto in accordance with the amounts of principal under the Notes then due to such parties.

            (d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Notes resulting in such Lender receiving payment of a greater proportion of the aggregate amount of the Notes held by such Lender and accrued interest thereon than the proportion received by any other

Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participation in the Notes of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Notes; provided that (i) if any such participation is purchased and all or any portion of the payment giving rise thereto is recovered, such participation shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower or any Guarantor pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Notes to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower and each Guarantor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangement may exercise against the Borrower or any Guarantor rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower or any Guarantor in the amount of such participation.


                                ARTICLE  III.

                        Representations and Warranties

            The Borrower and each Guarantor represent and warrant to the Administrative Agent and the Lenders that:

            SECTION 3.1 Organization; Powers. Each of the Borrower and the Guarantors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

            SECTION 3.2 Authorization; Enforceability. The Transactions are within the Borrower's and each Guarantor's corporate powers and have been duly authorized by all necessary action (including those by partners and shareholders). This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            SECTION 3.3 Governmental Approvals; No Conflicts. The Transactions
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Guarantors or any order of any Governmental Authority, and (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Guarantors or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Guarantors.

            SECTION 3.4 Litigation. There are no actions, suits or proceedings pending or, to the best of Borrower's and each Guarantor's knowledge, threatened against Borrower or any Guarantor, or involving the Collateral, at law or in equity, or before any governmental or administrative agency, except actions, suits and proceedings which are fully covered by insurance or which, if adversely determined, would not impair the ability of Borrower or any Guarantor to perform its obligations under and by virtue of the Loan Documents.

            SECTION 3.5 Default. Except as set forth on Schedule 3.5, neither the Borrower nor any Guarantor is in default under or with respect to any obligation in any respect which default or defaults would be reasonably expected in the aggregate to impair the ability of Borrower or any Guarantor to perform its obligations under and by virtue of the Loan Documents.


                                 ARTICLE  IV.

                             Affirmative Covenants

            Until the principal of and interest on each of the Notes and all amounts under the Loan Documents shall have been paid in full, the Borrower and each Guarantor covenant and agree with the Administrative Agent and the Lenders that:

            SECTION 4.1 Provision of Financial Information. Whether or not Borrower is subject to Section 13 or 15(d) of the Exchange Act, Borrower will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which Borrower would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the "Financial Statements") if Borrower were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which Borrower would have been required so to file such documents if Borrower were so subject.

            Borrower will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to Lenders without cost to Lenders, copies of the annual reports and quarterly reports which Borrower would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if Borrower were subject to such Sections, and (y) if filing such documents by Borrower with the Commission is not required under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to Lenders.

            SECTION 4.2 Statement as to Compliance. Borrower shall deliver to Lenders within 120 days after the end of each fiscal year, a written statement signed a Financial Officer of Borrower, stating that:

            (a) a review of the activities of Borrower and each Guarantor during such year and of its performance under the Loan Documents has been made under his or her supervision, and

            (b) to the best of his or her knowledge, based on such review, (i) Borrower and each Guarantor has complied with all the conditions and covenants imposed on it under the Loan Documents throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (ii) no Default or Event of Default has occurred and is continuing, or if such a Default or Event of Default has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

            SECTION 4.3 Existence. Borrower and each Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights and franchises of the Borrower and each Guarantor; provided, however, that Borrower and the Guarantors shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and the Guarantors and that the loss thereof is not disadvantageous in any material respect to the Administrative Agent or the Lenders. The foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 5.2.

            SECTION 4.4 Payment of Taxes and Other Claims. Borrower and each Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon it or any Guarantor or upon the income, profits or property of Borrower or any Guarantor, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of Borrower or any Guarantor; provided, however, that Borrower and each Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            SECTION 4.5 Books and Records; Inspection Rights. The Borrower will, and will cause each of the Guarantors to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Guarantors, permit any representatives designated by the Administrative Agent or any Lender, upon reasonably prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably required.

            SECTION 4.6 Compliance with Laws. Borrower will promptly comply and will cause each Guarantor to comply promptly with all laws, ordinances or governmental rules and regulations to which it is subject, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA, the Americans with Disabilities Act of 1990, as amended, and all Environmental Laws, the violations of which could reasonably be expected to materially and adversely affect the properties, business, cash flow or financial condition of Borrower and its Subsidiaries taken as a whole.


                                 ARTICLE  V.

                              Negative Covenants

            Until the principal of and interest on each of the Notes and all amounts under the Loan Documents shall have been paid in full, the Borrower and each Guarantor covenants and agrees with the Administrative Agent and the Lenders that:

            SECTION 5.1 Indebtedness. The Borrower will not permit any Guarantor under the Recourse Guaranty to create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents, (b) unsecured Indebtedness to the Borrower or any Subsidiary of the Borrower subordinated to the obligations under the Loan Documents, (c) Indebtedness existing on the date hereof and extensions, renewals and replacements or any such Indebtedness that do not increase the outstanding principal amount thereof and (d) unsecured Indebtedness incurred to finance improvements to or operate the Collateral (including but not limited to tenant improvements, leasing commissions or leases with respect to the Collateral).

            SECTION 5.2 Restriction on Fundamental Changes. Borrower will not, and will not permit any Guarantor to, enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of the Collateral unless no Default or Event of Default shall be continuing at the time thereof or would result therefrom and either (1) Borrower or one of the Guarantors is the surviving or continuing entity resulting from such merger or transfer, or (2) the surviving or continuing entity of such merger or transfer agrees in writing to assume the obligations and indebtedness evidenced by the Notes, the Guaranties and the Collateral Agreements subject to the provisions of Section 8.11 hereof.

            SECTION 5.3 Transactions with Affiliates. The Borrower shall conduct, and cause each of the Guarantors to conduct, all transactions with any Affiliate of Borrower or the Guarantors only on terms that are in writing, fair and reasonable and no less favorable to Borrower or such Guarantor than it would obtain in a comparative arm's-length transaction with an independent third Person; provided however, that nothing herein shall restrict or prohibit any transaction between or among the Borrower and its Subsidiaries not involving any other Affiliate.

            SECTION 5.4 Single-Purpose Guarantors. Each Guarantor, other than DIHC of Georgia, Inc., shall engage in no activity or have any business other than ownership of the Collateral and activities and businesses reasonably incidental thereto.

            SECTION 5.5 Guarantors. Until the obligations under the Loan Documents of any Guarantor is fully terminated and discharged pursuant to
Section 2.5, such Guarantor (other than the Borrower and DIHC of Georgia, Inc.) shall not be a "Guarantor" under that certain Revolving Credit and Guaranty Agreement among the Borrower, certain subsidiaries of the Borrower, the lenders signatory thereto, Bankers Trust Company, as Administrative Agent and Chase Securities, Inc., as Syndication Agent.

            SECTION 5.6 Changes. The Borrower and each Guarantor will not change
(a) the location of its chief executive office or office where it keeps its books and records or (b) its name, identity or corporate structure, in each case, unless (x) it shall have given prior written notice thereof to the Administrative Agent and (y) it shall have taken all necessary action to maintain the validity, perfection and priority of the Administrative Agent's Lien with respect to the Collateral.


                                 ARTICLE  VI.

                               Events of Default

            The occurrence of any one of the following events shall constitute an Event of Default hereunder:

            SECTION 6.1 Borrower or Madison Avenue in the case of Note D fails to pay any installment of principal or interest, or any part thereof, payable hereunder or under any of the Notes, when and as the same shall become due and payable, and with respect to payments of interest, such failure is not cured within five (5) days;

            SECTION 6.2 Borrower or any Guarantor fails to pay any other sums covenanted to be paid by Borrower or any Guarantor hereunder or under any of the Notes or any Loan Document or any other instrument or document now or hereafter evidencing or securing the Notes, when and as the same shall become due and payable, and such failure is not cured within ten (10) days after written notice thereof from Lenders to Borrower;

            SECTION 6.3 An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Guarantor or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Guarantor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered.

            SECTION 6.4 The Borrower or any Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 6.3 of this Agreement, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Guarantor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

            SECTION 6.5 The Borrower or any Guarantor shall become unable, admit in writing or fail generally to pay its debts as they become due.

            SECTION 6.6 Any warranty, covenant, representation or statement of Borrower or Guarantor, or which is or has been made on behalf of Borrower or Guarantor, in this Agreement, the Notes, the Guaranty or the Collateral Agreements or in any loan commitment, affidavit, certificate or other instrument or document now or hereafter evidencing, securing or otherwise relating to the Indebtedness evidenced by the Notes, or any part thereof, proves untrue or misleading in any material respect; or Borrower or any Guarantor fails to keep, observe, perform, carry out and execute in every particular any other covenant, agreement, obligation or condition contained herein, in any of the Notes, the Guaranty, the Collateral Agreements or any other instrument or document now or hereafter evidencing or securing the Indebtedness evidenced by the Notes or any part thereof, and such untruth, misleading matter, failure or default is not cured within thirty (30) days after the earlier of the Borrower's or any Guarantor's knowledge thereof or written notice thereof from the Administrative Agent or any Lender to Borrower or any Guarantor.

            SECTION 6.7 The Collateral Agreements shall for any reason (other than pursuant to the terms thereof (except due solely to the act or omission of the Administrative Agent or the Lenders)) cease to create a valid and perfected Lien on the Collateral. The Guaranty shall for any reason become invalid or unenforceable or the Borrower or any Guarantor shall so assert in writing.

            SECTION 6.8 Any "Event of Default" shall occur under any of the Notes, the Guaranty or the Collateral Agreements.

            SECTION 6.9 Acceleration of Maturity; Recession and Annulment. In the event of an occurrence and continuation of an Event of Default hereunder, then, and in every such event (other than an event with respect to the Borrower or Madison Avenue described in Sections 6.3 and 6.4) and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Lenders holding a majority in outstanding principal amount of any Note shall, by notice to the Borrower or, in the case of Note D, Madison Avenue, take either or both of the following actions, at the same or different times:
(i) declare any such Note then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Notes so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower or Madison Avenue accrued hereunder with respect to such Note, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any Event of Default with respect to the Borrower described in Sections 6.3 and 6.4, the principal of the Notes then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in the case of any Event of Default with respect to Madison Avenue described in Sections 6.3 and 6.4, the principal amount of Note D then outstanding, together with accrued interest thereon and all fees and other obligations of Madison Avenue accrued hereunder with respect to such Note, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Madison Avenue, and (ii) may exercise any other rights or remedies available under the other Loan Documents including but not limited to the Collateral Agreements, at law or in equity.

            SECTION 6.10 Waiver of Past Defaults. The Required Lenders, by notice to the Administrative Agent, may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal or of interest on any Note. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

            SECTION 6.11 Control by Required Holders. Subject to Article VII, the Required Lenders may direct the time, method and place of conducting any proceeding for any remedy available to the Administrative Agent or exercising any trust or power conferred on the Administrative Agent.

            SECTION 6.12 Limitations on Suits and Actions. A Lender may not pursue any remedy with respect to this Agreement or the Notes unless:

            (i) the Lender gives to the Administrative Agent written notice of a continuing Event of Default;

            (ii) the Required Lenders request to the Administrative Agent to pursue the remedy;

            (iii) such Lenders offer to the Administrative Agent reasonable indemnity against any costs, liability or expense to be incurred in compliance with such request;

            (iv) the Administrative Agent does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (v) during such 60-day period, the Required Lenders do not give the Administrative Agent a direction that is inconsistent with the request.


                                ARTICLE  VII.

                           The Administrative Agent

            Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

            The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may hold equity in, accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

            Each Lender hereby authorizes the Administrative Agent, in its sole discretion, to consent or withhold consent with respect to Sections 8, 9, 13 and 18 of the Security Deeds,

Deeds of Trust or Mortgages executed by Guarantors without seeking any direction or input from any Lender.

            The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document or (v) the satisfaction of any condition set forth herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

            The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities provided for herein.

            Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agency may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

            Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.


                                ARTICLE  VIII.

                                 Miscellaneous

            SECTION 8.1 Notices. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing and shall be delivered personally, or sent by registered or certified mail, to the other party at the address set forth below, or at such other address as may be supplied in writing in accordance with the terms of this paragraph. The date of personal delivery or the second business day following the date of mailing, as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

            The address of Borrower is:

            Cornerstone Properties Inc.
            126 East 56th Street
            New York, New York 10022
            Telecopier: (212) 605-7199
            Attention:  Mr. John S. Moody

            with a copy to:

            King & Spalding
            191 Peachtree Street
            Atlanta, Georgia 30303
            Telecopier: (404) 572-5148
            Attention:  William B. Fryer, Esq.

            The address of Administrative Agent is:

            Pensioenfonds PGGM
            Kroostweg-Noord 149
            Zeist, The Netherlands
            Telecopier: 011-31-30-696-3388
            Attention:  Mr. Jan van der Vlist
                        Ms. Anneke C. van de Puttelaar

            with a copy to:

            Richards & O'Neil, LLP
            885 Third Avenue
            New York, New York 10022-4873
            Telecopier: (212) 750-9022
            Attention:  Robert M. Safron, Esq.

or such other address as any party hereto may give the other pursuant to the provisions hereof.

            SECTION 8.2 Waivers; Amendments.

            (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) reduce the principal amount of any Note or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (ii) postpone the scheduled date of payment of the principal amount of any Note, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender affected thereby, (iii) amend or alter the prepayment provision of any Note without the written consent of each Lender affected thereby, (iv) change Section 2.7 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (vi) release all or substantially all of the Collateral which is the subject of the Note A Collateral Agreements or release or discharge Note A Guarantors from any liability or indebtedness incurred under the Loan Documents without the written consent of each holder of Note A, (vii) release all or substantially all of the Collateral which is the subject of the Note B Collateral Agreements or release or discharge any Note B Guarantors from any liability or indebtedness incurred under the Loan Documents without the written consent of each holder of Note B, (viii) release all or substantially all of the Collateral which is the subject of the Note C Collateral Agreements or release or discharge Note C Guarantors from any liability or indebtedness incurred under the Loan Documents without the written consent of each holder of Note C, or (ix) release all or substantially all of the Collateral which is the subject of the Note D Collateral Agreements or release or discharge Note D Guarantors from any liability or indebtedness incurred under the Loan Documents without the written consent of each holder of Note D, provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

            SECTION  8.3  Expenses.

            (a) The Borrower and each Guarantor shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, including the reasonable actually incurred fees, charges and disbursements, reasonably actually incurred, of counsel for the Administrative Agent, in connection with the enforcement or protection of its rights in connection with the Loan

Documents, including its rights under this Section 8.3, or in connection with the Loans made hereunder.

            (b) Borrower and Madison Avenue shall indemnify and hold the Administrative Agent and each Lender (each, an "Indemnified Party") harmless from and against all obligations, liabilities, losses, costs, expenses, fines, penalties or damages (including reasonable attorneys' fees and disbursements) which the Administrative Agent or any Lender may actually incur by reason of being the Administrative Agent or a Lender under any Loan Document or with regard to the Collateral other than loss, obligations, liabilities, costs, expenses, fines, penalties or damages caused by such Indemnified Party's willful misconduct or gross negligence. Borrower and Madison Avenue shall defend each Indemnified Party against any claim or litigation involving such Indemnified Party for the same, and should such Indemnified Party incur such obligation, liability, loss, cost, expense, fine, penalty or damage, then Borrower and Madison Avenue shall reimburse such Indemnified Party upon demand.

            (c) To the extent permitted by applicable law, neither the Borrower nor Madison Avenue shall assert, and each hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document, the Transactions, any Loan or the use of the proceeds thereof.

            SECTION 8.4 Replacement of Notes; Exchange of Notes. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any of the Notes, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the Note, Borrower at Lender's expense will issue, in lieu thereof, a new Note of like tenor, with appropriate recitations with respect to its replacement of another note. The Borrower and Madison Avenue shall, from time to time at the expense of the Lender requesting the same, issue one or more new Notes in exchange for any Note. Such new Notes shall be Notes under the Loan Documents, shall have an aggregate principal amount not exceeding the principal amount of the Note for which such new Notes are exchanged and shall otherwise have the same terms and conditions as the Note for which such new Notes; provided such new Notes may be dated as of the date of such exchange.

            SECTION 8.5 Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) and legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement and any Loan Document (including all or a portion of the Notes at the time owing to it); provided that
(i) except in the case of an assignment to a Lender or an Affiliate of a Lender, the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the indebtedness owed to the assigning Lender, the amount of the indebtedness owed to the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement and any Loan Document, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance. Upon acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and any Loan Document, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement and any Loan Document (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections
2.6 and 8.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph 8.5 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

            (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and principal amount of the Notes owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of the Notes owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 8.5(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.6 and 8.3 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

            (f) A Participant shall not be entitled to receive any greater payment under Section 2.6 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.6 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.6 as though it were a Lender.

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and the Loan Documents to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

            SECTION 8.6 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the Loan Documents and the making of any Notes regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Sections 2.6 and 8.3 and shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Notes or the termination of this Agreement or any provision hereof.

            SECTION 8.7 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 8.8 CHOICE OF LAW. THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUSIVE OF ANY RULES AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN. SERVICE OF PROCESS ON THE BORROWER OR MADISON AVENUE IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION SHALL BE EFFECTIVE IF MAILED TO THE PARTY IN ACCORDANCE WITH
SECTION 8.1 HEREOF. NOTHING HEREIN SHALL PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

            SECTION 8.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 8.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the constitution of, or be taken into consideration in interpreting, this Agreement.

            SECTION 8.11 Non-Recourse. Except as specifically provided for in this Section 8.11, none of the Borrower, DIHC of Georgia, Inc., Charlotte Plaza Properties, Inc., Balsam Mountain, Inc., DIHC Marble Place Properties, DIHC Dearborn Properties, Inc., DIHC Dearborn Venture nor any of their respective officers, directors, shareholders, agents, employees or representatives (collectively, the "Exculpated Parties") shall be personally liable for the payment of any sums due hereunder or the performance of any obligations of the Borrower or any Guarantor hereunder, or under the other Loan Documents. No judgment for the repayment of the Notes or interest thereon or any other amount payable pursuant to any of the Loan Documents will be enforced against any of the Exculpated Parties personally, or any property of any of the Exculpated Parties other than the Collateral and any other security now or hereafter expressly granted under the Loan Documents in any action to enforce this Loan Agreement or otherwise realize upon any security now or hereafter expressly granted under the Loan Documents or to collect any amount payable hereunder or under the other Loan Documents. Notwithstanding the foregoing:

            1. Nothing herein contained shall be construed as prohibiting the Administrative Agent or any Lender from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against the Borrower, DIHC of Georgia, Inc., Charlotte Plaza Properties, Inc., Balsam Mountain, Inc., DIHC Marble Place Properties, DIHC Dearborn Properties, Inc., DIHC Dearborn Venture and other Exculpated Parties and to enter a judgment against any Borrower, DIHC of Georgia, Inc., Charlotte Plaza Properties, Inc., Balsam Mountain, Inc., DIHC Marble Place Properties, DIHC Dearborn Properties, Inc., DIHC Dearborn Venture and other Exculpated Parties, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of the Borrower, DIHC of Georgia, Inc., Charlotte Plaza Properties, Inc., Balsam Mountain, Inc., DIHC Marble Place Properties, DIHC Dearborn Properties, Inc., DIHC Dearborn Venture or any other Exculpated Party other than the Collateral expressly granted under the Loan Documents;

            2. Each of the Borrower, DIHC of Georgia, Inc., Charlotte Plaza Properties, Inc., Balsam Mountain, Inc., DIHC Marble Place Properties, DIHC Dearborn Properties, Inc., and DIHC Dearborn Venture shall be fully and personally liable for, and the other Exculpated Parties (to the extent the other Exculpated Parties would be liable outside of the provisions of this paragraph), shall be fully and personally liable for (i) misapplying any condemnation awards or insurance awards attributable to the Collateral, to the full extent of such awards so misapplied, (ii) misapplying any security deposits attributable to the Collateral, to the full extent of such deposits so misapplied, (iii) collecting any rents more than forty (40) days in advance in violation of any covenant contained in the Loan

      Documents, to the full extent of such rents so collected in advance, (iv) committing fraud or intentional misrepresentation in connection with the operation of the Collateral or the making of the Loans, to the full extent of any loss, damage, expense or costs (including reasonable attorneys' fees) actually incurred by the Administrative Agent or any Lender resulting from such fraud or misrepresentation, (v) failing to pay in order of priority: real estate taxes or assessments, (or escrow accounts established therefor), operating and maintenance expenses relating to the Collateral, other sums required by the Loan Documents, deposits into a required reserve account, capital expenditures, management fees, leasing fees and expenses, marketing and advertising costs and debt service or other amounts due on the Indebtedness, but only to the extent of any gross revenues from the Collateral that were available to pay such expenses but were not so used during the period beginning six (6) months prior to either (A) any Exculpated Party's receipt of notice of default under any of the Loan Documents or (B) the occurrence of a Default and continuing through the date the Administrative Agent or any Lender takes title to the Collateral; (vi) the seizure or forfeiture of the Collateral due to the criminal activity by the Borrower or any Guarantor, any constituent partner of the Borrower or any Guarantor, or any of their respective shareholders, partners, officers, employees or agents, in the full amount of the loss incurred by the Administrative Agent or any Lender as a result of such seizure or forfeiture.

            This Section shall impose no limitation on any other Exculpated Party's personal liability under and the exercise of any of the Administrative Agent's rights under any indemnity from any Exculpated Party to the Administrative Agent including but not limited to, the Environmental Indemnification Agreement of even date herewith from any Guarantor and the Borrower to the Administrative Agent with regard to the Collateral except as may be expressly set forth therein.

            This Section shall impose no limitation on or prejudice to the rights of the Administrative Agent or the Lender to proceed against any entity or person whatsoever, including the Exculpated Parties, with respect to the enforcement of any sums due hereunder or under any of the other Loan Documents or any part thereof, any master leases, or any similar rights of payment that may be entered into after the date hereof, except as may be expressly set forth therein.

            SECTION 8.12 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates, directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such Information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of Information received from the Borrower after the date hereof, such Information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

            SECTION 8.13 Intercompany Indebtedness. The Borrower and each Guarantor agrees and shall cause each of their respective subsidiaries to agree that all obligations and liabilities owing to them ("Junior Claims") from any Guarantor party to the Recourse Guarantor (a "Recourse Guarantor") shall be subordinate and junior in right of payment to such Recourse Guarantor's obligations under the Recourse Guaranty. So long as any amounts owing by the Recourse Guarantor under the Recourse Guaranty are due and remain unpaid, no direct or indirect payment, whether in cash or otherwise, shall be made by such Recourse Guarantor on account of any Junior Claim. Any payment or distribution in contravention of the foregoing shall be deemed received in trust by the Borrower or any Guarantor or any subsidiary thereof and shall be immediately turned over to the Administrative Agent for application to the amounts owing by such Recourse Guarantor under the Recourse Guaranty.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    CORNERSTONE PROPERTIES INC.


                                    By:   /s/ John S. Moody
                                         -----------------------
                                    Name: John S. Moody
                                    Title:  President


                                    By:   /s/ R. Dimock
                                         -----------------------
                                    Name: R. Dimock
                                    Title:


                                    CHARLOTTE PLAZA PROPERTIES, INC.
                                    a Georgia corporation


                                    By:    /s/ John S. Moody
                                         -----------------------
                                    Name: John S. Moody
                                    Title: President

                                                [CORPORATE SEAL]


                                    BALSAM MOUNTAIN, INC.,
                                    a Georgia corporation


                                    By:   /s/ John S. Moody
                                         -----------------------
                                    Name: John S. Moody
                                    Title: President

                                                [CORPORATE SEAL]

                                    DIHC OF GEORGIA, INC.,
                                    a Georgia corporation


                                    By:    /s/ J. S. Moody
                                         -----------------------
                                    Name: J. S. Moody
                                    Title: President

                                                [CORPORATE SEAL]


                                    DIHC MARBLE PLACE PROPERTIES, INC.,
                                    a Georgia corporation


                                    By:    /s/ John S. Moody
                                         -----------------------
                                    Name: John S. Moody
                                    Title: President

                                                [CORPORATE SEAL]


                                    DIHC DEARBORN PROPERTIES, INC.,
                                    a Georgia corporation

                                    By:    /s/ John S. Moody
                                         -----------------------
                                    Name: John S. Moody
                                    Title: President

                                                [CORPORATE SEAL]

                                    DIHC DEARBORN VENTURE
                                    By:   DIHC Marble Place Properties, Inc.

                                          By:    /s/ John S. Moody
                                             -----------------------
                                         Name: John S. Moody
                                         Title: President

                                                      [SEAL]

                                    By:   DIHC Dearborn Properties, Inc.

                                          By:    /s/ John S. Moody
                                              -----------------------
                                          Name: John S. Moody
                                          Title: President

                                                      [SEAL]

                                    CHARLOTTE OFFICE TOWER
                                    ASSOCIATES,
                                    a North Carolina partnership

                                    By:   Balsam Mountain, Inc.,
                                          a general partner

                                          By:    /s/ John S. Moody
                                              -----------------------
                                          Name: John S. Moody
                                          Title: President

                                                            [SEAL]

                                    By:   Charlotte Plaza Properties, Inc.,
                                          a general partner

                                          By:    /s/ John S. Moody
                                              -----------------------
                                          Name: John S. Moody
                                          Title: President

                                                            [SEAL]

                                    BRYCE MOUNTAIN, INC.,
                                    a Georgia corporation

                                    By:    /s/ John S. Moody
                                          ------------------------
                                    Name: John S. Moody
                                    Title: President

                                                      [CORPORATE SEAL]

                                    DIHC PROPERTIES I, INC.,
                                    a Georgia corporation

                                    By:    /s/ John S. Moody
                                          ------------------------
                                    Name: John S. Moody
                                    Title: President

                                                [CORPORATE SEAL]


                                    DEARBORN INTERESTS,
                                    a Georgia general partnership

                                    By:   DIHC Dearborn Properties, Inc.,
                                    a general partner


                                          By:    /s/ John S. Moody
                                             ------------------------
                                          Name: John S. Moody
                                          Title: President

                                                      [SEAL]

                                    By:   DIHC Dearborn Venture
                                          a Georgia general partnership

                                          By:   DIHC Dearborn Properties, Inc.,
                                                      a general partner


                                                By:    /s/ John S. Moody
                                                   ------------------------
                                                Name: John S. Moody
                                                Title: President

                                                            [SEAL]


                                          By:   DIHC Marble Place
                                                Properties, Inc.,
                                                a general partner


                                                By:    /s/ John S. Moody
                                                   ------------------------
                                                Name: John S. Moody
                                                Title: President

                                     [SEAL]



                                    CSTONE-OAKBROOK, INC.,
                                    a Delaware corporation


                                    By:    /s/ John S. Moody
                                          ------------------------
                                    Name: John S. Moody
                                    Title: President


                                    By:    /s/ John S. Moody
                                          ------------------------
                                    Name: John S. Moody
                                    Title: President

                                                      [CORPORATE SEAL]

                                    CSTONE-527 MADISON, INC.,
                                    a Delaware corporation


                                    By:    /s/ John S. Moody
                                          ------------------------
                                    Name: John S. Moody
                                    Title: President


                                    By:    /s/ Rodney C. Dimock
                                          ------------------------
                                    Name: Rodney C. Dimock
                                    Title: Executive Vice President

                                                      [CORPORATE SEAL]


                                    STICHTING PENSIOENFONDS VOOR DE
                                    GEZONDHEID, GEESTELIJKE EN
                                    MAATSCHAPPELIJKE BELANGEN,
                                    individually and as Administrative Agent


                                    By:    /s/ Jan H.W.R. van der Vlist
                                          ------------------------------
                                    Name: Jan H.W.R. van der Vlist
                                    Title: Attorney-in-Fact


                                    By:    /s/ Anneke C. van de Puttelaar
                                          --------------------------------
                                    Name: Anneke C. van de Puttelaar
                                    Title: Attorney-in-Fact



                                    DUTCH INSTITUTIONAL HOLDING
                                    COMPANY, INC.


                                    By:    /s/ Robert T. Sorrentino
                                          ------------------------
                                    Name: Robert T. Sorrentino
                                    Title: Vice President

                                 SCHEDULE 1.1

                                    LENDERS



                        Stichting Pensioenfonds Voor de Gezondheid,
                        Geestelijke en Maatschappelijke Belangen
                        Kroostweg-Noord 149
                        Zeist, The Netherlands

                        Dutch Institutional Holding Company, Inc.
                        c/o DIHC Management Corporation
                        200 Galleria Parkway, N.W., Suite 200
                        Atlanta, Georgia 30339

                                  SCHEDULE 2.2
                                  FORM OF NOTES

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS") AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS SECURITY TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) WITHOUT REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE OBLIGOR THAT (A) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION, ONLY (1) TO THE OBLIGOR, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN ACCORDANCE WITH REGULATION S, RULE 144 OR RULE 145 UNDER THE SECURITIES ACT OR (4) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE LAWS (IF AVAILABLE) TO THE EXTENT IT DELIVERS TO THE OBLIGOR AND THE OBLIGEE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE OBLIGOR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND STATE LAWS, AND THAT (B) THE HOLDER WILL, AND WILL REQUIRE AS A CONDITION OF TRANSFER EACH SUBSEQUENT HOLDER TO AGREE IN WRITING TO, NOTIFY ANY PURCHASER OF ANY SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                          DEFERRED PURCHASE PRICE NOTE
                                    (Note A)
$55,000,000                                              Dated: October __, 1997

      FOR VALUE RECEIVED, the undersigned CORNERSTONE PROPERTIES INC., a Nevada corporation (the "Obligor"), HEREBY PROMISES TO PAY to the order of DUTCH INSTITUTIONAL HOLDING COMPANY, INC., a Delaware corporation, and its successors and assigns (the "Obligee") having an address at 200 Galleria Parkway, N.W., Suite 2000, Atlanta, Georgia 30339, or at such other place as the holder of this Note may designate from time to time in writing, the sum of FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000), together with all accrued and unpaid interest thereon.

      Interest shall accrue from the date hereof to and including the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 365-day year, and shall be calculated on the outstanding principal balance hereunder at an annual rate of interest equal to seven and 28/100 percent (7.28%) per annum. Principal shall be due and payable in full on October _, 2000 (the "Maturity Date"). Accrued interest shall be due and payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each calendar year until the Maturity Date, at which time all accrued and unpaid interest shall be due and payable in full. Both principal and interest are payable in lawful money of the United States of America in same day funds.

      In the event any payment is not paid by Obligor within five (5) Business Days following the due date for such payment, Obligor shall pay to Obligee a late charge for the month during which such payment is not made when due, and for each month or fraction thereof that such sum remains unpaid, equal to five percent (5%) of such payment. In addition, in the event Obligor fails to pay any installment of principal and interest on the date due, the unpaid amount shall accrue interest at the Default Rate until paid. "Default Rate" shall be the higher of (a) 10.28% or (b) 3% above the "prime rate" as announced by The Chase Manhattan Bank from time to time.

      The indebtedness evidenced by this Note may not be prepaid, either in whole or in part, without the express written consent of the Obligee; provided, however, the Obligor may prepay the indebtedness evidenced by this Note without any penalty on or after the date which is sixty (60) days prior to the Maturity Date.

      This Deferred Purchase Price Note is issued and delivered pursuant to that certain Note and Collateral Agency Agreement dated as of the date hereof executed by and between Obligor, certain of its subsidiaries, Obligee and Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen, on its own behalf and as administrative agent, as amended, supplemented or modified (the "Loan Agreement") and shall be governed by the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default under the Loan Agreement (as such term is defined therein), this Note may, and without demand, notice or legal process of any kind, be declared and immediately shall become due and payable. This Note is guarantied and secured by the Guaranty and the Collateral Agreements referred to in the Loan Agreement and is entitled to the benefits thereof.

      Except as provided for herein, Obligee's right, title and interest in and to this Note are freely assignable without the consent of Obligor by Obligee, in whole or in part, and any such assignment hereof by Obligee shall operate to vest in such assignee all rights, titles, interests and powers herein conferred upon Obligee. Without limiting the generality of the foregoing, Obligor acknowledges that Obligee may, at any time and from time to time, sell this Note or any interest herein, pledge or assign this Note or any interest herein as security in connection with any financing arrangement and enter into any participation or similar cooperative arrangements with respect hereto.

      The liability of the Obligor hereunder is subject to the non-recourse limitations set forth in Section 8.11 of the Loan Agreement.

      If at any time the interest rate applicable to this Note, together with all fees, charges and other amounts which are treated as interest on this Note under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by Obligee in accordance with applicable law, the rate of interest payable in respect of this Note, together with all Charges payable in respect hereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of this Note but were not payable as a result of the operation of this provision shall be cumulated and the interest and Charges payable to the Obligor in respect of other Notes or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by Obligor.

      Time is of the essence hereunder.

      To the extent permitted by applicable law, Obligor and, by its acceptance hereof the holder hereof, irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note,

      The terms of this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York (exclusive of any rules as to conflict of laws) and the laws of the United States applicable therein. Service of process on the Obligor in any action arising out of or relating to this Note shall be effective if mailed to the Obligor in accordance with Section 8.1 of the Loan Agreement. Nothing herein shall preclude the Obligee from bringing suit or taking other legal action in any other jurisdiction.

      Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      This Note has been executed, delivered and accepted at New York, New York.

                                    CORNERSTONE PROPERTIES INC.,
                                    a Nevada corporation

                                    By:__________________________
                                    Its:_________________________

                                    By:__________________________
                                    Its:_________________________

                                                [CORPORATE SEAL]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS") AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS SECURITY TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) WITHOUT REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE OBLIGOR THAT (A) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION, ONLY (1) TO THE OBLIGOR, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN ACCORDANCE WITH REGULATION S, RULE 144 OR RULE 145 UNDER THE SECURITIES ACT OR (4) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE LAWS (IF AVAILABLE) TO THE EXTENT IT DELIVERS TO THE OBLIGOR AND THE OBLIGEE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE OBLIGOR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND STATE LAWS, AND THAT (B) THE HOLDER WILL, AND WILL REQUIRE AS A CONDITION OF TRANSFER EACH SUBSEQUENT HOLDER TO AGREE IN WRITING TO, NOTIFY ANY PURCHASER OF ANY SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                          DEFERRED PURCHASE PRICE NOTE
                                    (Note B)
$10,000,000                                              Dated: October __, 1997

      FOR VALUE RECEIVED, the undersigned CORNERSTONE PROPERTIES INC., a Nevada corporation (the "Obligor"), HEREBY PROMISES TO PAY to the order of DUTCH INSTITUTIONAL HOLDING COMPANY, INC., a Delaware corporation, and its successors and assigns (the "Obligee") having an address at 200 Galleria Parkway, N.W., Suite 2000, Atlanta, Georgia 30339, or at such other place as the holder of this Note may designate from time to time in writing, the sum of TEN MILLION AND NO/100 DOLLARS ($ 10,000,000), together with all accrued and unpaid interest thereon.

      Interest shall accrue from the date hereof to and including the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 365-day year, and shall be calculated on the outstanding principal balance hereunder at an annual rate of interest equal to seven and 28/100 percent (7.28%) per annum; provided, however, that during the period from the date hereof up to and including the date which is earlier of (1) the date upon which the Obligor sells, transfers and conveys its interest in the parcel of undeveloped real property which is the subject of the Dearborn Security Documents or (2) October __, 2000, no interest shall accrue on the indebtedness evidenced by this Note. Principal shall be due and payable in full on October __, 2000 (the "Maturity Date"). Accrued interest shall be due and payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each calendar year until the Maturity Date, at which time all accrued and unpaid interest shall be due and payable in full.

      In the event any payment is not paid by Obligor within five (5) Business Days following the due date for such payment, Obligor shall pay to Obligee a late charge for the month during which such payment is not made when due, and for each month or fraction thereof that such sum remains unpaid, equal to five percent (5%) of such payment. In addition, in the event Obligor fails to pay any installment of principal and interest on. the date due, the unpaid amount shall accrue interest at the Default Rate until paid. "Default Rate" shall be the higher of (a) 10.28% or (b) 3% above the "prime rate" as announced by The Chase Manhattan Bank from time to time.

      The indebtedness evidenced by this Note may not be prepaid, either in whole or in part, without the express written consent of the Obligee; provided, however, the Obligor may prepay the indebtedness evidenced by this Note without any penalty on or after the date which is sixty (60) days prior to the Maturity Date.

      This Deferred Purchase Price Note is issued and delivered pursuant to that certain Note and Collateral Agency Agreement dated as of the date hereof executed by and between Obligor, certain of its subsidiaries, Obligee and Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen, on its own behalf and as administrative agent, as amended, supplemented or modified (the "Loan Agreement") and shall be governed by the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default under the Loan Agreement (as such term is defined therein), this Note may, and without demand, notice or legal process of any kind, be declared and immediately shall become due and payable. This Note is guarantied and secured by the Guaranty and the Collateral Agreements referred to in the Loan Agreement and is entitled to the benefits thereof.

      Except as provided for herein, Obligee's right, title and interest in and to this Note are freely assignable without the consent of Obligor by Obligee, in whole or in part, and any such assignment hereof by Obligee shall operate to vest in such assignee all rights, titles, interests and powers herein conferred upon Obligee. Without limiting the generality of the foregoing, Obligor acknowledges that Obligee may, at any time and from time to time, sell this Note or any interest herein, pledge or assign this Note or any interest herein as security in connection with any financing arrangement and enter into any participation or similar cooperative arrangements with respect hereto.

      The liability of the Obligor hereunder is subject to the non-recourse limitations set forth in Section 8.11 of the Loan Agreement.

      If at any time the interest rate applicable to this Note, together with all fees, charges and other amounts which are treated as interest on this Note under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by Obligee in accordance with applicable law, the rate of interest payable in respect of this Note, together with all Charges payable in respect hereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of this Note but were not payable as a result of the operation of this provision shall be cumulated and the interest and Charges payable to the Obligor in respect of other Notes or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by Obligor.

      Time is of the essence hereunder.

      To the extent permitted by applicable law, Obligor and, by its acceptance hereof the holder hereof, hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

      The terms of this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York (exclusive of any rules as to conflict of laws) and the laws of the United States applicable therein. Service of process on the Obligor in any action arising out of or relating to this Note shall be effective if mailed to the Obligor in accordance with Section 8.1 of the Loan Agreement. Nothing herein shall preclude the Obligee from bringing suit or taking other legal action in any other jurisdiction.

      Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      This Note has been executed, delivered and accepted at New York, New York.

                                    CORNERSTONE PROPERTIES INC.,
                                    a Nevada corporation

                                    By:__________________________
                                    Its:_________________________

                                    By:__________________________
                                    Its:_________________________


                                                [CORPORATE SEAL]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS") AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS SECURITY TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) WITHOUT REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE OBLIGOR THAT (A) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION, ONLY (1) TO THE OBLIGOR, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN ACCORDANCE WITH REGULATION S, RULE 144 OR RULE 145 UNDER THE SECURITIES ACT OR (4) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE LAWS (IF AVAILABLE) TO THE EXTENT IT DELIVERS TO THE OBLIGOR AND THE OBLIGEE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE OBLIGOR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND STATE LAWS, AND THAT (B) THE HOLDER WILL, AND WILL REQUIRE AS A CONDITION OF TRANSFER EACH SUBSEQUENT HOLDER TO AGREE IN WRITING TO, NOTIFY ANY PURCHASER OF ANY SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                          DEFERRED PURCHASE PRICE NOTE
                                    (Note C)
$30,000,000                                               Dated: October __,1997

      FOR VALUE RECEIVED, the undersigned CORNERSTONE PROPERTIES INC., a Nevada corporation (the "Obligor"), HEREBY PROMISES TO PAY to the order of DUTCH INSTITUTIONAL HOLDING COMPANY, INC., a Delaware corporation, and its successors and assigns (the "Obligee") having an address at 200 Galleria Parkway, N. W., Suite 2000, Atlanta, Georgia 30339, or at such other place as the holder of this Note may designate from time to time in writing, the sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000), together with all accrued and unpaid interest thereon.

      Interest shall accrue from the date hereof to and including the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 365-day year, and shall be calculated on the outstanding principal balance hereunder at an annual rate of interest equal to seven and 47/100 percent (7.47%) per annum. Principal shall be due and payable in full on October __, 2004 (the "Maturity Date"). Accrued interest shall be due and payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each calendar year until the Maturity Date, at which time all accrued and unpaid interest shall be due and payable in full. Both principal and interest are payable in lawful money of the United States of America in same day funds.

      In the event any payment is not paid by Obligor I within five (5) Business Days following the due date for such payment, Obligor shall pay to Obligee a late charge for the month during which such payment is not made when due, and for each month or fraction thereof that such sum remains unpaid, equal to five percent (5%) of such payment. In addition, in the event Obligor fails to pay any installment of principal and interest on the date due, the unpaid amount shall accrue interest at the Default Rate until paid. "Default Rate" shall be the higher of (a) 10.47% or (b) 3% above the "prime rate" as announced by The Chase Manhattan Bank from time to time.

      The indebtedness evidenced by this Note may not be prepaid, either in whole or in part, without the express written consent of the Obligee; provided, however, the Obligor may prepay the indebtedness evidenced by this Note without any penalty on or after the date which is sixty (60) days prior to the Maturity Date.

      This Deferred Purchase Price Note is issued and delivered pursuant to that certain Note and Collateral Agency Agreement dated as of the date hereof executed by and between Obligor, certain of its subsidiaries, Obligee and Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen, on its own behalf and as administrative agent, as amended, supplemented or modified (the "Loan Agreement") and shall be governed by the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default under the Loan Agreement (as such term is defined therein), this Note may, and without demand, notice or legal process of any kind, be declared and immediately shall become due and payable. This Note is guarantied and secured by the Guaranty and the Collateral Agreements referred to in the Loan Agreement and is entitled to the benefits thereof.

      Except as provided for herein, Obligee's right, title and interest in and to this Note are freely assignable without the consent of Obligor by Obligee, in whole or in part, and any such assignment hereof by Obligee shall operate to vest in such assignee all rights, titles, interests and powers herein conferred upon Obligee. Without limiting the generality of the foregoing, Obligor acknowledges that Obligee may, at any time and from time to time, sell this Note or any interest herein, pledge or assign this Note or any interest herein as security in connection with any financing arrangement and enter into any participation or similar cooperative arrangements with respect hereto.

      The liability of the Obligor hereunder is subject to the non-recourse limitations set forth in Section 8.11 of the Loan Agreement.

      If at any time the interest rate applicable to this Note, together with all fees, charges and other amounts which are treated as interest on this Note under applicable law (collectively the

"Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by Obligee in accordance with applicable law, the rate of interest payable in respect of this Note, together with all Charges payable in respect hereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of this Note but were not payable as a result of the operation of this provision shall be cumulated and the interest and Charges payable to the Obligor in respect of other Notes or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by Obligor.

      Time is of the essence hereunder.

      To the extent permitted by applicable law, Obligor and, by its acceptance hereof the holder hereof, hereby irrevocably waive all right to trial bv jury in any action, proceeding or counterclaim arising out of or relating to this Note.

      The terms of this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York (exclusive of any rules as to conflict of laws) and the laws of the United States applicable therein. Service of process on the Obligor in any action arising out of or relating to this Note shall be effective if mailed to the Obligor in accordance with Section 8.1 of the Loan Agreement. Nothing herein shall preclude the Obligee from bringing suit or taking other legal action in any other jurisdiction.

      Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      This Note has been executed, delivered and accepted at New York, New York.

                          CORNERSTONE PROPERTIES INC.,
                                    a Nevada corporation

                                    By:__________________________
                                    Its:_________________________

                                    By:__________________________
                                    Its:_________________________


                                                [CORPORATE SEAL]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS") AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS SECURITY TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) WITHOUT REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE OBLIGOR THAT (A) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION, ONLY (1) TO THE OBLIGOR, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN ACCORDANCE WITH REGULATION S, RULE 144 OR RULE 145 UNDER THE SECURITIES ACT OR (4) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE LAWS (IF AVAILABLE) TO THE EXTENT IT DELIVERS TO THE OBLIGOR AND THE OBLIGEE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE OBLIGOR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND STATE LAWS, AND THAT (B) THE HOLDER WILL, AND WILL REQUIRE AS A CONDITION OF TRANSFER EACH SUBSEQUENT HOLDER TO AGREE IN WRITING TO, NOTIFY ANY PURCHASER OF ANY SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                          DEFERRED PURCHASE PRICE NOTE
                                    (Note D)
$35,000,000                                               Dated: October _, 1997

      FOR VALUE RECEIVED, the undersigned CSTONE-527 MADISON, INC., a Delaware corporation (the "Obligor"), HEREBY PROMISES TO PAY to the order of DUTCH INSTITUTIONAL HOLDING COMPANY, INC., a Delaware corporation, and its successors and assigns (the "Obligee") having an address at 200 Galleria Parkway, N.W., Suite 2000, Atlanta, Georgia 30339, or at such other place as the holder of this Note may designate from time to time in writing, the sum of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000), together with all accrued and unpaid interest thereon.

      Interest shall accrue from the date hereof to and including the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 365-day year, and shall be calculated on the outstanding principal balance hereunder at an annual rate of interest equal to seven and 47/100 percent (7.47%) per annum. Principal shall be due and payable in full on October _, 2004 (the "Maturity Date"). Accrued interest shall be due and payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each calendar year until the Maturity Date, at which time all accrued and unpaid interest shall be due and payable in full. Both principal and interest are payable in lawful money of the United States of America in same day funds.

      In the event any payment is not paid by Obligor within five (5) Business Days following the due date for such payment, Obligor shall pay to Obligee a late charge for the month during which such payment is not made when due, and for each month or fraction thereof that such sum remains unpaid, equal to five percent (5%) of such payment. In addition, in the event Obligor fails to pay any installment of principal and interest on the date due, the unpaid amount shall accrue interest at the Default Rate until paid. "Default Rate" shall be the higher of (a) 10.47% or (b) 3% above the "prime rate" as announced by The Chase Manhattan Bank from time to time.

      The indebtedness evidenced by this Note may not be prepaid, either in whole or in part, without the express written consent of the Obligee; provided, however, the Obligor may prepay the indebtedness evidenced by this Note without any penalty on or after the date which is sixty (60) days prior to the Maturity Date.

      This Deferred Purchase Price Note is issued and delivered pursuant to that certain Note and Collateral Agency Agreement dated as of the date hereof executed by and between Cornerstone Properties Inc., certain of its subsidiaries including Obligor, Obligee and Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen, on its own behalf and as administrative agent, as amended, supplemented or modified (the "Loan Agreement") and shall be governed by the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default under the Loan Agreement (as such term is defined therein), this Note may, and without demand, notice or legal process of any kind, be declared and immediately shall become due and payable. This Note is guarantied and secured by the Guaranty and the Collateral Agreements referred to in the Loan Agreement and is entitled to the benefits thereof.

      Except as provided for herein, Obligee's right, title and interest in and to this Note are freely assignable without the consent of Obligor by Obligee, in whole or in part, and any such assignment hereof by Obligee shall operate to vest in such assignee all rights, titles, interests and powers herein conferred upon Obligee. Without limiting the generality of the foregoing, Obligor acknowledges that Obligee may, at any time and from time to time, sell this Note or any interest herein, pledge or assign this Note or any interest herein as security in connection with any financing arrangement and enter into any participation or similar cooperative arrangements with respect hereto.

      If at any time the interest rate applicable to this Note, together with all fees, charges and other amounts which are treated as interest on this Note under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by Obligee in accordance with applicable law, the rate of interest payable in respect of this Note, together with all Charges payable in respect hereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of this Note but were not payable as a result of the operation of this provision shall be cumulated and the interest and Charges payable to the Obligor in respect of other Notes or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by Obligor.

      Time is of the essence hereunder.

      To the extent permitted by applicable law, Obligor and, by its acceptance hereof the holders hereof, hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

      The terms of this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York (exclusive of any rules as to conflict of laws) and the laws of the United States applicable therein. Service of process on the Obligor in any action arising out of or relating to this Note shall be effective if mailed to the Obligor in accordance with Section 8.1 of the Loan Agreement. Nothing herein shall preclude the Obligee from bringing suit or taking other legal action in any other jurisdiction.

      Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      This Note has been executed, delivered and accepted at New York, New York.

      Pursuant to the Note Modification and Extension Agreement dated as of the date hereof between Obligor and Obligee, this Deferred Purchase Price Note amends and restates certain existing notes.

                                    CSTONE-527 MADISON, INC.,
                                    a Delaware corporation

                                    By:__________________________
                                    Its:_________________________

                                    By:__________________________
                                    Its:_________________________


                                                [CORPORATE SEAL]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS") AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS SECURITY TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) WITHOUT REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE OBLIGOR THAT (A) THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION, ONLY (1) TO THE OBLIGOR, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN ACCORDANCE WITH REGULATION S, RULE 144 OR RULE 145 UNDER THE SECURITIES ACT OR (4) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE LAWS (IF AVAILABLE) TO THE EXTENT IT DELIVERS TO THE OBLIGOR AND THE OBLIGEE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE OBLIGOR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND STATE LAWS, AND THAT (B) THE HOLDER WILL, AND WILL REQUIRE AS A CONDITION OF TRANSFER EACH SUBSEQUENT HOLDER TO AGREE IN WRITING TO, NOTIFY ANY PURCHASER OF ANY SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                          DEFERRED PURCHASE PRICE NOTE
                                    (Note E)
$120,000,000                                             Dated: October __, 1997

      FOR VALUE RECEIVED, the undersigned CORNERSTONE PROPERTIES INC., a Nevada corporation (the "Obligor"), HEREBY PROMISES TO PAY to the order of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands, and its successors and assigns (the "Obligee") having an address at Kroostweg-Noord 149, Zeist, The Netherlands , or at such other place as the holder of this Note may designate from time to time in writing, the sum of ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($120,000,000), together with all accrued and unpaid interest thereon.

      Interest shall accrue from the date hereof to and including the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 365-day year, and shall be calculated on the outstanding principal balance hereunder at an annual rate of interest equal to seven and 54/100 percent (7.54%) per annum. Principal shall be due and payable in full on October __, 2007 (the "Maturity Date"). Accrued interest shall be due and payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each calendar year until the Maturity Date, at which time all accrued and unpaid interest shall be due and payable in full. Both principal and interest are payable in lawful money of the United States of America in same day funds.

      In the event any payment is not paid by Obligor within five (5) Business Days following the due date for such payment, Obligor shall pay to Obligee a late charge for the month during which such payment is not made when due, and for each month or fraction thereof that such sum remains unpaid, equal to five percent (5%) of such payment. In addition, in the event Obligor fails to pay any installment of principal and interest on the date due, the unpaid amount shall accrue interest at the Default Rate until paid. "Default Rate" shall be the higher of (a) 10.54% or (b) 3% above the "prime rate" as announced by The Chase Manhattan Bank from time to time.

      The indebtedness evidenced by this Note may not be prepaid, either in whole or in part, without the express written consent of the Obligee; provided, however, the Obligor may prepay the indebtedness evidenced by this Note without any penalty on or after the date which is sixty (60) days prior to the Maturity Date.

      This Deferred Purchase Price Note is issued and delivered pursuant to that certain Note and Collateral Agency Agreement dated as of the date hereof executed by and between Obligor, certain of its subsidiaries, Dutch Institutional Holding Company, Inc. and Obligee, on its own behalf and as administrative agent, as amended, supplemented or modified (the "Loan Agreement") and shall be governed by the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default under the Loan Agreement (as such term is defined therein), this Note may, and without demand, notice or legal process of any kind, be declared and immediately shall become due and payable. This Note is guarantied and secured by the Guaranty and the Collateral Agreements referred to in the Loan Agreement and is entitled to the benefits thereof.

      Except as provided for herein, Obligee's right, title and interest in and to this Note are freely assignable without the consent of Obligor by Obligee, in whole or in part, and any such assignment hereof by Obligee shall operate to vest in such assignee all rights, titles, interests and powers herein conferred upon Obligee. Without limiting the generality of the foregoing, Obligor acknowledges that Obligee may, at any time and from time to time, sell this Note or any interest herein, pledge or assign this Note or any interest herein as security in connection with any financing arrangement and enter into any participation or similar cooperative arrangements with respect hereto.

      The liability of the Obligor hereunder is subject to the non-recourse limitations set forth in Section 8.11 of the Loan Agreement.

      If at any time the interest rate applicable to this Note, together with all fees, charges and other amounts which are treated as interest on this Note under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by Obligee in accordance with applicable law, the rate of interest payable in respect of this Note, together with all Charges payable in respect hereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of this Note but were not payable as a result of the operation of this provision shall be cumulated and the interest and Charges payable to the Obligor in respect of other Notes or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by Obligor.

      Time is of the essence hereunder.

      To the extent permitted by applicable law, Obligor and, by its acceptance hereof the holders hereof, hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

      Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

      The terms of this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York (exclusive of any rules as to conflict of laws) and the laws of the United States applicable therein. Service of process on the Obligor in any action arising out of or relating to this Note shall be effective if mailed to the Obligor in accordance with Section 8.1 of the Loan Agreement. Nothing herein shall preclude the Obligee from bringing suit or taking other legal action in anv other jurisdiction.

      This Note has been executed, delivered and accepted at New York, New York.

                                    CORNERSTONE PROPERTIES INC.,
                                    a Nevada corporation

                                    By:__________________________
                                    Its:_________________________


                                    By:__________________________
                                    Its:_________________________
                                                [CORPORATE SEAL]

                                  SCHEDULE 2.3A
                                FORMS OF GUARANTY


                                    GUARANTY

      GUARANTY, dated as of October _, 1997, of the undersigned, CHARLOTTE OFFICE TOWER ASSOCIATES, a North Carolina partnership ("Charlotte Office"), BRYCE MOUNTAIN, INC., a Georgia corporation ("Bryce"), DIHC PROPERTIES I, INC., a Georgia corporation ("Properties"), DEARBORN INTERESTS, a Georgia general partnership ("Dearborn"), CSTONE-OAKBROOK, INC., a Delaware corporation ("Oakbrook"), CSTONE- 527 MADISON, INC., a Delaware corporation ("Madison Avenue") (collectively referred to herein as "Guarantors") in favor of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHA-PPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands, as administrative agent for the holders of the Notes (as defined below) ("Agent").

                              W I T N E S S E T H :

      WHEREAS, Cornerstone Properties Inc., a Nevada corporation (the "Borrower"), and certain of its subsidiaries have executed and delivered to the Agent that certain Note and Collateral Agency Agreement (the "Loan Agreement") as amended, supplemented or modified from time to time, dated as of the date hereof pursuant to which Borrower will execute and deliver that certain Deferred Purchase Price Note (Note A) dated as of the date hereof in the original principal amount of $55,000,000 ("Note A"), that certain Deferred Purchase Price Note (Note B) dated as of the date hereof in the original principal amount of $10,000,000 ("Note B"), that certain Deferred Purchase Price Note (Note C) dated as of the date hereof in the original principal amount of $30,000,000 ("Note C") and that certain Deferred Purchase Price Note (Note E) dated as of the date hereof in the original principal amount of $120,000,000 ("Note E"), and CStone 527 Madison, Inc. ("Madison Avenue") will execute and deliver that certain Deferred Purchase Price Note (Note D) dated as of the date hereof in the original principal amount of $35,000,000 ("Note D") (Note A, Note B, Note C, Note D and Note E, as amended, supplemented, replaced, exchanged or modified from time to time, are collectively referred to herein as the "Notes").

      WHEREAS, Borrower directly or indirectly owns 100% of the equity interests of each of the Guarantors and Guarantors will derive direct and indirect economic benefits from the execution and delivery of the Loan Agreement and the Notes and the transactions related thereto;

      WHEREAS, each of the Guarantors has secured this Guaranty by the pledge of its rights in and to certain real property or other assets, as more fully described in the Collateral Agreements.

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to accept the Notes, it is agreed as follows:

      1. DEFINITIONS. Capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement, unless the context otherwise requires or unless otherwise defined herein.

            References to this "Guaranty" shall mean this Guaranty, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Guaranty as the same may be in effect at the time such reference becomes operative.

            References to "Guaranteed Obligations" shall mean the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower, Madison Avenue and the Guarantors to the Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Notes after maturity of the Notes and interest accruing at the then applicable rate provided in the Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or Madison Avenue, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or any other Loan Document.

            References to "Loan Documents" shall mean the Notes, the Loan Agreement, and the Collateral Agreements.

      2. THE GUARANTY. The guaranty of each of the Guarantors hereunder is as follows:

            2.1 Guaranty of the Notes. Each of the Guarantors hereby unconditionally guarantees to the Agent, and its successors, endorsees, transferees and assigns, for its benefit and for the benefit of the holders of the Notes, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance when due of the Guaranteed Obligations. Each of the Guarantors agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

            (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, the Loan Agreement, any other Loan Document or any other agreement, document or instrument to which Borrower, Madison Avenue and/or any of the Guarantors is or are or may become a party;

            (b) the absence of any action to enforce this Guaranty, the Loan Agreement, the Notes or any other Loan Document or the waiver or consent by the Agent or any Lenders with respect to any of the provisions thereof,

            (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Guaranteed Obligations or any action, or the absence of any action, by the Agent or Lenders in respect thereof (including, without limitation, the release of any such security); or

            (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by each of the Guarantors that, except as set forth in Section
2.4 hereof, its obligations under this Guaranty shall not be discharged until the payment and performance, in full, of the Guaranteed Obligations. Each of the Guarantors shall be regarded, and shall be in the same position, as principal debtor with respect to the Notes.

            2.2 Maximum Liability. The maximum liability of each Guarantor hereunder as of any date shall in no event exceed the Maximum Guaranty Liability (as hereinafter defined) of such Guarantor as of such date. It is the intention of the parties hereto that in no event shall any of Guarantor's obligations under this Guaranty constitute or result in a violation of any applicable fraudulent conveyance, fraudulent transfer or similar law or any relevant jurisdiction. Therefore, in the event that this Guaranty would, but for the second preceding sentence, constitute or result in such violation, then the liability of any Guarantor under this Guaranty shall be reduced to the maximum amount permissible under the applicable fraudulent conveyance, fraudulent transfer or similar laws.

            (a) "Maximum Guaranty Liability" of any Guarantor as of any date shall mean the greater of the following amounts: (i) the sum of the following (without duplication) as of such date: (A) the outstanding amount of all loans, advances, guarantees, capital contributions or other investments made by the Borrower and Madison Avenue to or for the benefit of such Guarantor, plus (B) the fair market value of all property transferred by the Borrower and Madison Avenue to such Guarantor, plus (C) the fair market value of all benefits received by such Guarantor's business and other relationships with the Borrower and Madison Avenue, plus (D) with respect to each transfer or benefit referred to in the foregoing clauses (A), (B) and (C), interest on the amount transferred or benefit received, such interest to accrue at the highest rate under the Notes until the same are repaid to the Borrower and Madison Avenue; and
      (ii) the greatest of the Fair Value Net Worth of such Guarantor as of (A) September 30, 1997, (B) each fiscal quarter-end of such person thereafter occurring on or prior to the date of determination of Maximum Guaranty Liability, (C) the date on which enforcement of this Guaranty is sought, and (D) the date on which a case under Title 11 of the United States Code is commenced with respect to the Borrower or such Guarantor. "Fair Value Net Worth" of a Guarantor as of any date shall mean (i) the fair value or fair saleable value (as the case may be, determined in accordance with applicable federal and state laws affecting creditors' rights and governing determinations of insolvency of debtors) of such Guarantor's assets (including such Guarantor's rights to contribution and subrogation hereunder) as of such date, minus (ii) the sum of $ 1.00 and the amount of all liabilities of such person (determined in accordance with such laws) as of such date but excluding (x) this Guaranty and (y) any liabilities subordinated in right of payment to this Guaranty.

            (b) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Guaranty Liability of such Guarantor, and may exceed the aggregate Maximum Guaranty Liability of all Guarantors, without impairing this Guaranty or affecting the rights and remedies of any beneficiary hereunder.

            2.3 Contribution. In the event that any Guarantor (a "Funding Guarantor") shall make any payment or payments under this Guaranty, such Funding Guarantor shall have contribution rights against each other Guarantor (each, a "Contributing Guarantor") up to the amount of such Contributing Guarantor's Maximum Guaranty Liability.

            2.4 Termination of Guaranty. Notwithstanding anything to the contrary contained herein, (a) any and all liability or obligation of Charlotte Office and Bryce hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note A, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination or discharge; (b) any and all liability or obligation of Dearborn hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note B, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination or discharge; (c) any and all liability or obligation of Oakbrook and Madison Avenue hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note C and Note D, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination and discharge; and (d) any and all liability or obligation of Properties hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note E, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination or discharge.

            2.5 Enforcement of Guaranty. In no event shall the Agent or any Lender have any obligation (although it is entitled, at its option) to proceed against the Borrower or any other person or any real or personal property pledged to secure the Guaranteed Obligations before proceeding against any of the Guarantors, and the Agent or any Lender may proceed, prior or subsequent to, or simultaneously with, the enforcement of the Agent's or any Lender's rights hereunder, to exercise any right or remedy which it may have against any property, real or personal, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

            2.6 Waiver. In addition to the waivers contained in Section 2.1 hereof, each of the Guarantors waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by Agent or any Lender of, this Guaranty. Each of the

Guarantors hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Notes, the Loan Agreement, or any other Loan Document, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Loan Agreement, the Notes or any other Loan Document, notice of adverse change in Borrower's or Madison Avenue's financial condition or any other fact which might materially increase the risk to the Guarantor) with respect to the Guaranteed Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each of the Guarantors represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offense or defense against the Agent, any Lender, Madison Avenue or Borrower of any kind.

            2.7 Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Agent, the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between Borrower, Madison Avenue, the Agent and the Lenders, the obligations of Borrower or Madison Avenue under the Notes, the Loan Agreement or any other Loan Document.

            2.8 Modification of Note, etc. If the Agent or any Lender shall at any time or from time to time, with or without the consent of, the Guarantors:

            (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Notes, the Loan Agreement or any other Loan Document;

            (b) take any action under or in respect of the Loan Agreement, the Notes or any other Loan Document in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

            (c) amend or modify, in any manner whatsoever, the Notes, the Loan Agreement or any other Loan Document;

            (d) extend or waive the time for any of the Guarantor's, Borrower's or other person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Notes, the Loan Agreement or any other Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

            (e) take and hold security or collateral for the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Agent or any Lender has been granted a Lien, to secure any indebtedness of any of the Guarantors, Madison Avenue or Borrower to the Agent or any Lender;

            (f) release anyone who may be liable in any manner for the payment of any amounts owed by any of the Guarantors, Madison Avenue or Borrower to the Agent or any Lender;

            (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any of the Guarantors, Madison Avenue or Borrower are subordinated to the claims of the Agent or any Lender; and/or

            (h) apply any sums by whomever paid or however realized to any amounts owing by any of the Guarantors, Madison Avenue or Borrower to the Agent or any Lender in such manner as the Agent or any Lender shall determine in their discretion;

then neither the Agent nor any Lender shall incur any liability to the Guarantors pursuant hereto as a result thereof, and no such action shall impair or release the obligations of any of the Guarantors under this Guaranty.

            2.9 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition be filed by or against Borrower or any Guarantor for liquidation or reorganization, in the event Borrower or any of the Guarantors becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee be appointed for all or any significant part of Borrower's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            2.10 Election of Remedies, Etc., Any election of remedies which results in the denial or impairment of the right of the Agent or any Lender to seek a deficiency judgment against Borrower or Madison Avenue shall not impair the obligation of any of the Guarantors to pay the full amount of the Guaranteed Obligations. In the event the Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law, the Agent or any Lender may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by the Agent or any Lender but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale, whether the Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the collateral.

            2.11 Continuing Guaranty. The Guarantor agrees that this Guaranty is a continuing guaranty and shall remain in full force and effect until the payment in full of all Guaranteed Obligations except as set forth in Section 2.4.

            3. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors makes the following representations and warranties to the Agent and each Lender:

            3.1 Corporate Power; Authorization; Enforceability. The execution, delivery and performance of this Guaranty by the Guarantor will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Guarantor is a party or by which Guarantor or any of its property is bound, will not result in the creation or imposition of any Lien upon any of the property of Guarantor and the same do not require the consent or approval of any governmental body, agency, authority or any other person except those already obtained. This Guaranty has been duly executed and delivered by or on behalf of Guarantor.

            3.2 Affirmation of Covenants, Representations and Warranties. Guarantor affirms and ratifies the covenants, representations and warranties contained in Articles III, IV and V of the Loan Agreement and agrees and covenants that it shall comply with the terms of such covenants, representations and warranties.

      4. PERMITTED ASSIGNMENT BY AGENT. The Agent or any Lender may freely assign its rights and delegate its duties under this Guaranty, but no such assignment or delegation shall increase or diminish the obligations of the Guarantors hereunder.

      5. FURTHER ASSURANCES. Each of the Guarantors agrees, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any additional instruments or documents reasonably considered necessary by the Agent to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

      6. MISCELLANEOUS.

            6.1 Entire Agreement; Amendments. This Guaranty, together with the other Loan Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by each of the Guarantors and the Agent.

            6.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

            6.3 Severability. In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Guaranty shall not be in any way impaired.

            6.4 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person with receipt acknowledged, delivered by reputable overnight courier or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as hereinafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            (a)   If to the Agent, at

                  Pensioenfonds PGGM
                  Kroostweg-Noord 149
                  Zeist, The Netherlands
                  Telecopier:  011-31-30-696-3388
                  Attention:  Mr. Jan van der Vlist
                              Ms. Anneke C. van de Puttelaar

            with a copy to:

                  Richards & O'Neil, LLP
                  885 Third Avenue
                  New York, New York  10022-4873
                  Telecopier:  (212) 750-9022
                  Attention:  Robert M. Safron, Esq.

            (b) If to the Guarantors:

                  Charlotte Office Tower Associates
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:  (212) 605-7199
                  Attention:  Mr. John S. Moody

                  Bryce Mountain, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:  (212) 605-7199
                  Attention:  Mr. John S. Moody

                  DIHC Properties I, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier: (212) 605-7199
                  Attention:  Mr. John S. Moody

                  Dearborn Interests
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:  (212) 605-7199
                  Attention:  Mr. John S. Moody

                  CStone-Oakbrook, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:  (212) 605-7199
                  Attention:  Mr. John S. Moody

                  CStone-527 Madison, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:  (212) 605-7199
                  Attention:  Mr. John S. Moody

                        -- and --

                  Cornerstone Properties Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:  (212) 605-7199
                  Attention:  Mr. John S. Moody

            with a copy to:

                  King & Spalding
                  191 Peachtree Street
                  Atlanta, Georgia  30303
                  Telecopier:  (404) 572-5148
                  Attention:  William B. Fryer, Esq.

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, on the date of telecopier transmission, on the date of delivery by reputable overnight courier or three
(3) Business Days after the same shall have been deposited with the United States mail.

            6.5 Binding Effect. This Guaranty shall bind each of the Guarantors and shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns. The Guarantors may not assign this Guaranty without the consent of the Agent and the Required Lenders.

            6.6 Non-Waiver. The failure of the Agent or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agent or any Lender, nor excuse any of the Guarantors from its obligations hereunder.

            6.7 CHOICE OF LAW. THE TERMS OF THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUSIVE OF ANY RULES AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN. SERVICE OF PROCESS ON EACH OF THE GUARANTORS IN ANY ACTION ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE EFFECTIVE IF MAILED TO THE GUARANTOR IN ACCORDANCE WITH SECTION 6.4 HEREOF. NOTHING HEREIN SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

            6.8 Expenses. Each of the Guarantors agrees that, with or without notice or demand, it will reimburse the Agent and any Lender for all reasonable expenses (including counsel fees) actually incurred by the Agent and any Lender in connection with the enforcement of this Guaranty.

            6.9 Indemnity. Each of the Guarantors agrees to indemnify the Agent and any Lender and hold them harmless against any documentary taxes, withholding taxes, assessments or charges made by any governmental authority by reason of the execution, delivery and performance of this Guaranty.

            6.10 Counterparts. This Guaranty may be executed in any number of counterparts which shall individually and collectively constitute one agreement.

            IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty as of the date first above written.


                                    CHARLOTTE OFFICE TOWER ASSOCIATES,
                                    a North Carolina general partnership

                                    By:   Its general partner,
                                          Balsam Mountain, Inc.,
                                          a Georgia corporation

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                                         [SEAL]


                                    By:   Its general partner,
                                          Charlotte Plaza Properties, Inc.,
                                          a Georgia corporation

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                     [SEAL]


                                    BRYCE MOUNTAIN, INC., a Georgia corporation

                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                        [CORPORATE SEAL]

                                    DIHC PROPERTIES I, INC., a Georgia
                                    corporation

                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                             [CORPORATE SEAL]

                                    DEARBORN INTERESTS,
                                    a Georgia general partnership

                                    By:   Its general partner,
                                          DIHC Dearborn Properties, Inc.,
                                          a Georgia corporation

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             [CORPORATE SEAL]

                                    By:   Its general partner,
                                          DIHC Dearborn Venture,
                                          a Georgia general partnership

                                          By:   Its general partner,
                                                DIHC Dearborn Properties, Inc.,
                                                a Georgia corporation

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                [CORPORATE SEAL]

                                       By:   Its general partner,
                                             DIHC Marble Place Properties, Inc.,
                                             a Georgia corporation

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                                [CORPORATE SEAL]


                                    CSTONE-OAKBROOK, INC.,
                                    a Delaware corporation

                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                [CORPORATE SEAL]


                                    CSTONE-527 MADISON, INC.,
                                    a Delaware corporation

                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                      [CORPORATE SEAL]

                              NON-RECOURSE GUARANTY

            GUARANTY, dated as of October _, 1997, of the undersigned, CHARLOTTE PLAZA PROPERTIES, INC., a Georgia corporation ("Charlotte Plaza"), BALSAM MOUNTAIN, INC., a Georgia corporation ("Balsam"), DIHC OF GEORGIA, INC., a Georgia corporation ("DIHC"), DIHC MARBLE PLACE PROPERTIES, INC., a Georgia corporation ("Marble"), DIHC DEARBORN PROPERTIES, INC., a Georgia corporation ("Dearborn"), DIHC DEARBORN VENTURE, a Georgia general partnership ("Venture") (collectively referred to herein as "Guarantors") in favor of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands, as administrative agent for the holders of the Notes (as defined below) ("Agent").

                              W I T N E S S E T H:

            WHEREAS, Cornerstone Properties Inc., a Nevada corporation (the "Borrower") and certain of its subsidiaries, have executed and delivered to the Agent that certain Note and Collateral Agency Agreement (the "Loan Agreement") as amended, supplemented or modified from time to time, dated as of the date hereof pursuant to which Borrower will execute and deliver that certain Deferred Purchase Price Note (Note A) dated as of the date hereof in the original principal amount of $55,000,000 ("Note A"), that certain Deferred Purchase Price Note (Note B) dated as of the date hereof in the original principal amount of $10,000,000 ("Note B"), that certain Deferred Purchase Price Note (Note C) dated as of the date hereof in the original principal amount of $30,000,000 ("Note C"), and that certain Deferred Purchase Price Note (Note E) dated as of the date hereof in the original principal amount of $120,000,000 ("Note E"), and CStone-527 Madison, Inc. ("Madison Avenue") will execute and deliver that certain Deferred Purchase Price Note (Note D) dated as of the date hereof in the original principal amount of $35,000,000 ("Note D") (Note A, Note B, Note C, Note D and Note E, as amended, supplemented, replaced, exchanged or modified from time to time, are collectively referred to herein as the "Notes").

            WHEREAS, Borrower directly or indirectly owns 100% of the equity interests of each of the Guarantors and Guarantors will derive direct and indirect economic benefits from the execution and delivery of the Loan Agreement and the Notes and the transactions related thereto;

            WHEREAS, each of the Guarantors has secured this Guaranty by the pledge of its rights in and to certain assets, as more fully described in the Collateral Agreements.

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to accept the Notes, it is agreed as follows:

            1. DEFINITIONS. Capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement, unless the context otherwise requires or unless otherwise defined herein.

            References to this "Guaranty" shall mean this Guaranty, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Guaranty as the same may be in effect at the time such reference becomes operative.

            References to "Guaranteed Obligations" shall mean the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower, Madison Avenue and the Guarantors to the Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Notes after maturity of the Notes and interest accruing at the then applicable rate provided in the Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or Madison Avenue, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or any other Loan Document.

            References to "Loan Documents" shall mean the Notes, the Loan Agreement, and the Collateral Agreements.

            References to "Pledged Collateral" shall mean with respect to Charlotte Plaza, the Collateral owned by Charlotte Plaza; with respect to Balsam, the Collateral owned by Balsam, with respect to DIHC Georgia, the Collateral owned by DIHC Georgia; with respect to Marble, the Collateral owned by Marble; with respect to Dearborn, the Collateral owned by Dearborn and with respect to Venture, the Collateral owned by Venture.

            References to "Recourse Guaranty" shall mean that certain Recourse Guaranty dated the date hereof from Charlotte Office Tower Associates, Bryce Mountain, Inc., DIHC Properties I, Inc., Dearborn Interests, CStone-Oakbrook, Inc. and CStone-527 Madison, Inc. in favor of the Agent for the benefit of the Lenders, as amended, supplemented or modified from time to time.

            2. THE GUARANTY. The guaranty of each of the Guarantors hereunder is as follows:

            2.1 Guaranty of the Notes. Each of the Guarantors hereby unconditionally guarantees to the Agent, and its successors, endorsees, transferees and assigns, for its benefit and for the benefit of the holders of the Notes, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance when due of the Guaranteed Obligations. Each of the Guarantors agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

            (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, the Loan Agreement, any other Loan Document or any other agreement, document or instrument to which Borrower, Madison Avenue and/or any of the Guarantors is or are or may become a party;

            (b) the absence of any action to enforce this Guaranty, the Loan Agreement, the Notes or any other Loan Document or the waiver or consent by the Agent or any Lenders with respect to any of the provisions thereof,

            (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Guaranteed Obligations or any action, or the absence of any action, by the Agent or Lenders in respect thereof (including, without limitation, the release of any such security); or

            (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by each of the Guarantors that, except as set forth in Section
2.2 hereof, its obligations under this Guaranty shall not be discharged until the payment and performance, in full, of the Guaranteed Obligations. Each of the Guarantors shall be regarded, and shall be in the same position, as principal debtor with respect to the Notes.

            2.2 Termination of Guaranty. Notwithstanding anything to the contrary contained herein, (a) any and all liability or obligation of Charlotte Plaza and Balsam hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note A, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination or discharge unless such Default or Event of Default shall cease to exist as a result of such termination or discharge; (b) any and all liability or obligation of Dearborn, Marble and Venture hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note B, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination or discharge unless such Default or Event of Default shall cease to exist as a result of such termination or discharge; and
(c) any and all liability or obligation of DIHC Georgia hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note E, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination or discharge unless such Default or Event of Default shall cease to exist as a result of such termination or discharge.

            2.3 Enforcement of Guaranty. In no event shall the Agent or any Lender have any obligation (although it is entitled, at its option) to proceed against the Borrower or any other person or any real or personal property pledged to secure the Guaranteed Obligations before proceeding against any of the Guarantors, and the Agent or any Lender may proceed, prior or subsequent to, or simultaneously with, the enforcement of the Agent's or any Lender's rights hereunder, to exercise any right or remedy which it may have against any property, real or personal, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

            2.4 Waiver. In addition to the waivers contained in Section 2.1 hereof, each of the Guarantors waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by Agent or any Lender of, this Guaranty. Each of the Guarantors hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Notes, the Loan Agreement, or any other Loan Document, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Loan Agreement, the Notes or any other Loan Document, notice of adverse change in Borrower's or Madison Avenue's financial condition or any other fact which might materially increase the risk to the Guarantor) with respect to the Guaranteed Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each of the Guarantors represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offense or defense against the Agent, any Lender, Madison Avenue or Borrower of any kind.

            2.5 Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Agent, the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between Borrower, Madison Avenue, the Agent and the Lenders, the obligations of Borrower or Madison Avenue under the Notes, the Loan Agreement or any other Loan Document.

            2.6 Modification of Note, etc. If the Agent or any Lender shall at any time or from time to time, with or without the consent of, the Guarantors:

            (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Notes, the Loan Agreement or any other Loan Document;

            (b) take any action under or in respect of the Loan Agreement, the Notes or any other Loan Document in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

            (c) amend or modify, in any manner whatsoever, Note D, the Loan Agreement or any other Loan Document;

            (d) extend or waive the time for any of the Guarantor's, Borrower's or other person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under Note D, the Loan Agreement or any other Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

            (e) take and hold security or collateral for the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Agent or any Lender has been granted a Lien, to secure any indebtedness of any of the Guarantors, Madison Avenue or Borrower to the Agent or any Lender;

            (f) release anyone who may be liable in any manner for the payment of any amounts owed by any of the Guarantors, Madison Avenue or Borrower to the Agent or any Lender;

            (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any of the Guarantors, Madison Avenue or Borrower are subordinated to the claims of the Agent or any Lender; and/or

            (h) apply any sums by whomever paid or however realized to any amounts owing by any of the Guarantors, Madison Avenue or Borrower to the Agent or any Lender in such manner as the Agent or any Lender shall determine in their discretion;

then neither the Agent nor any Lender shall incur any liability to the Guarantor pursuant hereto as a result thereof, and no such action shall impair or release the obligations of any of the Guarantor under this Guaranty.

            2.7 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition be filed by or against Borrower, Madison Avenue or any Guarantor, for liquidation or reorganization, in the event Borrower, Madison Avenue or any of the Guarantors becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee be appointed for all or any significant part of Borrower, Madison Avenue's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            2.8 Election of Remedies, Etc. Any election of remedies which results in the denial or impairment of the right of the Agent or any Lender to seek a deficiency judgment against Borrower or Madison Avenue shall not impair the obligation of any of the Guarantors to pay the full amount of the Guaranteed Obligations. In the event the Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law, the Agent or any Lender may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by the Agent or any Lender but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale, whether the Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the collateral.

            2.9 Continuing Guaranty. The Guarantor agrees that this Guaranty is a continuing guaranty and shall remain in full force and effect until the payment in full of all Guaranteed Obligations except as set forth in Section 2.2.

            3. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors makes the following representations and warranties to the Agent and each Lender:

            3.1 Corporate Power: Authorization; Enforceability. The execution, delivery and performance of this Guaranty by the Guarantor will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Guarantor is a party or by which Guarantor or any of its property is bound, will not result in the creation or imposition of any Lien upon any of the property of Guarantor and the same do not require the consent or approval of any governmental body, agency, authority or any other person except those already obtained. This Guaranty has been duly executed and delivered by or on behalf of Guarantor.

            3.2 Affirmation of Covenants, Representations and Warranties. Guarantor affirms and ratifies the covenants, representations and warranties contained in Articles III and IV of the Loan Agreement and agrees and covenants that it shall comply with the terms of such covenants, representations and warranties.

            4. PERMITTED ASSIGNMENT. The Agent or any Lender may freely assign its rights and delegate its duties under this Guaranty, but no such assignment or delegation shall increase or diminish the obligations of the Guarantors hereunder.

            5. FURTHER ASSURANCES. Each of the Guarantors agrees, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any additional instruments or documents reasonably considered necessary by the Agent to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

            6. NON-RECOURSE. Except as specifically provided for in this Section 6 and in Section 8.11 of the Loan Agreement, (i) neither Guarantors nor any of their respective officers, directors, shareholders, agents, employees or representatives (collectively, the "Exculpated Parties") shall be personally liable for the payment of any sums due hereunder or the performance of any obligations of the Guarantors hereunder, or under the other Loan Documents, and
(ii) no judgment for the repayment of the Guaranteed Obligations or interest thereon or any other amount payable pursuant to any of the Loan Documents will be enforced against any of the Exculpated Parties personally, or any property of any of the Exculpated Parties other than Collateral and any other security now or hereafter expressly granted under the Loan Documents in any action to enforce this Guaranty or otherwise realize upon any security now or hereafter expressly granted under the Loan Documents or to collect any amount payable hereunder. Notwithstanding the foregoing:

            Nothing herein contained shall be construed as prohibiting Agent or any Lender from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against any Guarantor and other Exculpated Parties and to enter a judgment against any Guarantor and other Exculpated Parties, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of any Guarantor or any other Exculpated Party other than the Collateral expressly granted under the Loan Documents.

            7. MISCELLANEOUS.

            7.1 Entire Agreement; Amendments. This Guaranty, together with the other Loan Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by the Guarantors and the Agent.

            7.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

            7.3 Severability. In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Guaranty shall not be in any way impaired.

            7.4 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person with receipt acknowledged, delivered by reputable overnight courier or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as hereinafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            (a)   If to the Agent, at

                  Pensioenfonds PGGM
                  Kroostweg-Noord 149
                  Zeist, The Netherlands
                  Telecopier:011-31-30-696-3388
                  Attention: Mr. Jan van der Vlist
                             Ms. Anneke C. van de Puttelaar
            with a copy to:

                  Richards & O'Neil, LLP
                  885 Third Avenue
                  New York, New York  10022-4873
                  Telecopier:(212) 750-9022
                  Attention: Robert M. Safron, Esq.

            (b) If to Guarantors:

                  Charlotte Plaza Properties, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:(212) 605-7199
                  Attention: Mr. John S. Moody

                  Balsam Mountain, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:(212) 605-7199
                  Attention: Mr. John S. Moody

                  DIHC of Georgia, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:(212) 605-7199
                  Attention: Mr. John S. Moody


                  DIHC Marble Place Properties, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:(212) 605-7199
                  Attention: Mr. John S. Moody

                  DIHC Dearborn Properties, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:(212) 605-7199
                  Attention: Mr. John S. Moody

                  DIHC Dearborn Venture
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:(212) 605-7199
                  Attention: Mr. John S. Moody

                  -- and --

                  Cornerstone Properties Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:(212) 605-7199
                  Attention: Mr. John S. Moody

            with a copy to:

                  King & Spalding
                  191 Peachtree Street
                  Atlanta, Georgia   30303
                  Telecopier:(404) 572-5148
                  Attention: William B. Fryer, Esq.

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, on the date of telecopier transmission, on the date of delivery by reputable overnight courier or three (3) Business Days after the same shall have been deposited with the United States mail.

            7.5 Binding Effect. This Guaranty shall bind each of the Guarantors and shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns. The Guarantors may not assign this Guaranty without the consent of the Agent and the Required Lenders.

            7.6 Non-Waiver. The failure of the Agent or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agent or any Lender, nor excuse any Of the Guarantors from its obligations hereunder.

            7.7 CHOICE OF LAW. THE TERMS OF THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE

WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUSIVE OF ANY RULES AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN. SERVICE OF PROCESS ON EACH OF THE GUARANTORS IN ANY ACTION ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE EFFECTIVE IF MAILED TO THE GUARANTOR IN ACCORDANCE WITH
SECTION 7.4 HEREOF. NOTHING HEREIN SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

            7.8 Expenses. Each of the Guarantors agrees that, with or without notice or demand, it will reimburse the Agent and any Lender for all reasonable expenses (including counsel fees) actually incurred by the Agent and any Lender in connection with the enforcement of this Guaranty.

            7.9 Indemnity. Each of the Guarantors agrees to indemnify the Agent and any Lender and hold them harmless against any documentary taxes, withholding taxes, assessments or charges made by any governmental authority by reason of the execution, delivery and performance of this Guaranty.

            7.10 Counterparts. This Guaranty may be executed in any number of counterparts which shall individually and collectively constitute one agreement.

            IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty as of the date first above written.

                                    CHARLOTTE PLAZA PROPERTIES, INC.,
                                    a Georgia corporation


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                [CORPORATE SEAL]


                                    BALSAM MOUNTAIN, INC.,
                                    a Georgia corporation


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                [CORPORATE SEAL]


                                    DIHC OF GEORGIA, INC.,
                                    a Georgia corporation


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                [CORPORATE SEAL]

                                    DIHC MARBLE PLACE PROPERTIES, INC.,
                                    a Georgia corporation


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                [CORPORATE SEAL]


                                    DIHC DEARBORN PROPERTIES, INC.,
                                    a Georgia corporation


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                                [CORPORATE SEAL]


                                    DIHC DEARBORN VENTURE
                                    By:   Its general partner,
                                          DIHC Marble Place Properties, Inc.,
                                          a Georgia corporation

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                [CORPORATE SEAL]

                                    By:   Its general partner,
                                          DIHC Dearborn Properties I, Inc.,
                                          a Georgia corporation

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                [CORPORATE SEAL]

                              NON-RECOURSE GUARANTY
                          (Cornerstone Properties Inc.)

            GUARANTY, dated as of October -, 1997, of the undersigned, CORNERSTONE PROPERTIES INC., a Nevada corporation ("Guarantor" or "Borrower"), in favor of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands, as administrative agent under the Loan Agreement for the holders of the Notes (as defined below) ("Agent").

                              W I T N E S S E T H :

            WHEREAS, Guarantor and certain of its subsidiaries, have executed and delivered to the Agent that certain Note and Collateral Agency Agreement (the "Loan Agreement") as amended, supplemented or modified from time to time, dated as of the date hereof pursuant to which Borrower will execute and deliver that certain Deferred Purchase Price Note (Note A) dated as of the date hereof in the original principal amount of $55,000,000 ("Note A"), that certain Deferred Purchase Price Note (Note B) dated as of the date hereof in the original principal amount of $10,000,000 ("Note B "), that certain Deferred Purchase Price Note (Note C) dated as of the date hereof in the original principal amount of $30,000,000 ("Note C"), and that certain Deferred Purchase Price Note (Note E) dated as of the date hereof in the original principal amount of $120,000,000 ("Note E"), and CStone-527 Madison, Inc. ("Madison Avenue") will execute and deliver that certain Deferred Purchase Price Note (Note D) dated as of the date hereof in the original principal amount of $35,000,000 ("Note D") (Note A, Note B, Note C, Note D and Note E, as amended, supplemented, replaced, exchanged or modified from time to time, are collectively referred to herein as the "Notes").

            WHEREAS, Guarantor directly or indirectly owns 100% of the equity interests of Madison Avenue and will derive direct and indirect economic benefits from the execution and delivery of the Loan Agreement and the transactions related thereto;

            WHEREAS, Guarantor has secured this Guaranty by the pledge of its rights in and to the stock of Madison Avenue.

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to accept the Notes, it is agreed as follows:

            1. DEFINITIONS. Capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement, unless the context otherwise requires or unless otherwise defined herein.

            References to this "Guaranty" shall mean this Guaranty, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Guaranty as the same mav be in effect at the time such reference becomes operative.

            References to "Guaranteed Obligations" shall mean the unpaid principal of and interest on Note D and all other obligations and liabilities of Madison Avenue and the Guarantor to the Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Notes after maturity of the Notes and interest accruing at the then applicable rate provided in the Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Madison Avenue, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or any other Loan Document.

            References to "Loan Documents" shall mean the Notes, the Loan Agreement, and the Collateral Agreements.

            References to "Pledged Collateral" shall mean the Collateral owned by Guarantor.

            2. THE GUARANTY. The guaranty of the Guarantor hereunder is as follows:

            2.1 Guaranty of Note D. The Guarantor hereby unconditionally guarantees to the Agent, and its successors, endorsees, transferees and assigns, for its benefit and for the benefit of the holders of the Notes, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance when due of the Guaranteed Obligations. The Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

            (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, the Loan Agreement, any other Loan Document or any other agreement, document or instrument to which Madison Avenue and/or the Guarantor is or are or may become a party;

            (b) the absence of any action to enforce this Guaranty, the Loan Agreement, Note D or any other Loan Document or the waiver or consent by the Agent or any Lenders with respect to any of the provisions thereof,

            (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Guaranteed Obligations or any action, or the absence of any action, by the Agent or Lenders in respect thereof (including, without limitation, the release of any such security); or

            (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being agreed by the Guarantor that, except as set forth in Section 2.2 hereof, its obligations under this Guaranty shall not be discharged until the payment and performance, in full, of the Guaranteed Obligations. The Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to Note D.

            2.2 Termination of Guaranty. Notwithstanding anything to the contrary contained herein, any and all liability or obligation of Guarantor hereunder shall terminate and be discharged in full upon payment and performance, in full, of Note D, provided, however, no Default or Event of Default shall have occurred and be continuing at the time of such termination or discharge unless such Event of Default shall cease to exist as a result of the termination or discharge.

            2.3 Enforcement of Guaranty. In no event shall the Agent or any Lender have any obligation (although it is entitled, at its option) to proceed against Madison Avenue or any other person or any real or personal property pledged to secure the Guaranteed Obligations before proceeding against the Guarantor, and the Agent or any Lender may proceed, prior or subsequent to, or simultaneously with, the enforcement of the Agent's or any Lender's rights hereunder, to exercise any right or remedy which it may have against any property, real or personal, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

            2.4 Waiver. In addition to the waivers contained in Section 2.1 hereof, the Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by Agent or any Lender of, this Guaranty. The Guarantor hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Notes, the Loan Agreement, or any other Loan Document, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Loan Agreement, Note D or any other Loan Document, notice of adverse change in Madison Avenue's financial condition or any other fact which might materially increase the risk to the Guarantor) with respect to the Guaranteed Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offense or defense against the Agent, any Lender or Madison Avenue of any kind.

            2.5 Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Agent, the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between Madison Avenue, the Agent and the Lenders, the obligations of Madison Avenue under Note D, the Loan Agreement or any other Loan Document.

            2.6 Modification of Note, etc. If the Agent or any Lender shall at any time or from time to time, with or without the consent of, the Guarantor:

            (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, Note D, the Loan Agreement or any other Loan Document;

            (b) take any action under or in respect of the Loan Agreement, Note D or any other Loan Document in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

            (c) amend or modify, in any manner whatsoever, Note D, the Loan Agreement or any other Loan Document;

            (d) extend or waive the time for any of the Guarantor's, Madison Avenue or other person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under Note D, the Loan Agreement or any other Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance:

            (e) take and hold security or collateral for the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Agent or any Lender has been granted a Lien, to secure any indebtedness of any of the Guarantor or Madison Avenue to the Agent or any Lender;

            (f) release anyone who may be liable in any mariner for the payment of any amounts owed by any of the Guarantor or Madison Avenue to the Agent or any Lender;

            (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor or Madison Avenue are subordinated to the claims of the Agent or any Lender; and/or

            (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantor or Madison Avenue to the Agent or any Lender in such manner as the Agent or any Lender shall determine in their discretion;

then neither the Agent nor any Lender shall incur any liability to the Guarantor pursuant hereto as a result thereof, and no such action shall impair or release the obligations of any of the Guarantor under this Guaranty.

            2.7 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition be filed by or against Madison Avenue or Guarantor for liquidation or reorganization, in the event Madison Avenue or the Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee be appointed for all or any significant part of Madison Avenue's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            2.8 Election of Remedies, Etc. Any election of remedies which results in the denial or impairment of the right of the Agent or any Lender to seek a deficiency judgment against Madison Avenue shall not impair the obligation of the Guarantor to pay the full amount of the Guaranteed Obligations. In the event the Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law, the Agent or any Lender may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by the Agent or any Lender but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale, whether the Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the collateral.

            2.9 Continuing Guaranty. The Guarantor agrees that this Guaranty is a continuing guaranty and shall remain in full force and effect until the payment in full of all Guaranteed Obligations except as set forth in Section 2.2.

            3. REPRESENTATIONS AND WARRANTIES. The Guarantor makes the following representations and warranties to the Agent and each Lender:

            3.1 Corporate Power; Authorization; Enforceability. The execution, delivery and performance of this Guaranty by the Guarantor will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Guarantor is a party or by which Guarantor or any of its property is bound, will not result in the creation or imposition of any Lien upon any of the property of Guarantor and the same do not require the consent or approval of any governmental body, agency, authority or any other person except those already obtained. This Guaranty has been duly executed and delivered by or on behalf of Guarantor.

            3.2 Affirmation of Covenants, Representations and Warranties. Guarantor affirms and ratifies the covenants, representations and warranties contained in Articles III, IV and V of the Loan Agreement and agrees and covenants that it shall comply with the terms of such covenants, representations and warranties.

            4. PERMITTED ASSIGNMENT. The Agent or any Lender may freely assign its rights and delegate its duties under this Guaranty, but no such assignment or delegation shall increase or diminish the obligations of the Guarantor hereunder.

            5. FURTHER ASSURANCES. The Guarantor agrees, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any additional instruments or documents reasonably considered necessary by the Agent to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

            6. NON-RECOURSE. Except as specifically provided for in this Section 6 and in Section 8.11 of the Loan Agreement, (i) neither Guarantor nor any of its respective officers, directors, shareholders, agents, employees or representatives (collectively, the "Exculpated Parties") shall be personally liable for the payment of any sums due hereunder or the performance of any obligations of the Guarantor hereunder, or under the other Loan Documents, and
(ii) no judgment for the repayment of the Guaranteed Obligations or interest thereon or any other amount payable pursuant to any of the Loan Documents will be enforced against any of the Exculpated Parties personally, or any property of any of the Exculpated Parties other than Collateral and any other security now or hereafter expressly granted under the Loan Documents in any action to enforce this Guaranty Agreement or otherwise realize upon any security now or hereafter expressly granted under the Loan Documents or to collect any amount payable hereunder. Notwithstanding the foregoing:

            Nothing herein contained shall be construed as prohibiting Agent or any Lender from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against Guarantor and other Exculpated Parties and to enter a judgment against Guarantor and other Exculpated Parties, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Guarantor or any other Exculpated Party other than the Collateral expressly granted under the Loan Documents;

            7. MISCELLANEOUS.

            7.1 Entire Agreement; Amendments. This Guaranty, together with the other Loan Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by the Guarantor and the Agent.

            7.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

            7.3 Severability. In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Guaranty shall not be in any way impaired.

            7.4 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person with receipt acknowledged, delivered by reputable overnight courier or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as hereinafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            (a)   If to the Agent, at

                  Pensioenfonds PGGM
                  Kroostweg-Noord 149
                  Zeist, The Netherlands
                  Telecopier:  01 1-31-30-696-3388
                  Attention:    Mr. Jan van der Vlist
                                Ms. Anneke C. van de Puttelaar

            with a copy to:

                  Richards & O'Neil, LLP
                  885 Third Avenue
                  New York, New York  10022-4873
                  Telecopier: (212) 750-9022
                  Attention:    Robert M. Safron, Esq.

            (b) If to the Guarantor:

                  Charlotte Plaza Properties, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Telecopier:  (212) 605-7199
                  Attention:    Mr. John S. Moody

            with a copy to:

                  King & Spalding
                  191 Peachtree Street
                  Atlanta, Georgia  30303
                  Telecopier:  (404) 572-5148
                  Attention:    William B. Fryer, Esq.

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, on the date of telecopier transmission, on the date of delivery by reputable overnight courier or three (3) Business Days after the same shall have been deposited with the United States mail.

            7.5 Binding Effect. This Guaranty shall bind the Guarantor and shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns. The Guarantor may not assign this Guaranty without the consent of the Agent and the Required Lenders.

            7.6 Non-Waiver. The failure of the Agent or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agent or any Lender, nor excuse the Guarantor from its obligations hereunder.

            7.7 CHOICE OF LAW. THE TERMS OF THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUSIVE OF ANY RULES AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN. SERVICE OF PROCESS ON THE GUARANTOR IN ANY ACTION ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE EFFECTIVE IF MAILED TO THE GUARANTOR IN ACCORDANCE WITH SECTION 7.4 HEREOF. NOTHING HEREIN SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

            7.8 Expenses. The Guarantor agrees that, with or without notice or demand, it will reimburse the Agent and any Lender for all reasonable expenses (including counsel fees) actually incurred by the Agent and any Lender in connection with the enforcement of this Guaranty.

            7.9 Indemnity. Except as provided in Section __ of the Loan Agreement, the Guarantor agrees to indemnify the Agent and any Lender and hold them harmless against any documentary taxes, withholding taxes, assessments or charges made by any governmental authority by reason of the execution, delivery and performance of this Guaranty.

            7.10 Counterparts. This Guaranty may be executed in any number of counterparts which shall individually and collectively constitute one agreement.

            IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date first above written.

                                    CORNERSTONE PROPERTIES INC.,
                                    a Nevada corporation

                                    By:__________________________________
                                         John S. Moody
                                         President and Chief Executive Officer

                                    By:__________________________________
                                         Rodney C. Dimock
                                         Executive Vice President and
                                         Chief Operating Officer

                                          [CORPORATE SEAL]

                                  SCHEDULE 3.5

                               EXISTING DEFAULTS